                                  SMITH BARNEY
                               WORLD FUNDS, INC.
                              INTERNATIONAL ALL CAP
                                GROWTH PORTFOLIO

               CLASSIC SERIES | ANNUAL REPORT | OCTOBER 31, 2000


                            [LOGO OF SMITH BARNEY]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

JAMES B. CONHEADY,
JEFFREY J. RUSSELL
Portfolio Managers

[GRAPHIC]
Classic Series

Annual Report . October 31, 2000

SMITH BARNEY INTERNATIONAL
ALL CAP GROWTH PORTFOLIO

JEFFREY J. RUSSELL

Jeffrey J. Russell, CFA, has more than 19 years of securities business experience and has been co-managing the Fund since its inception.

Education: BS from the Massachusetts Institute of Technology, MBA from the University of Pennsylvania's Wharton School of Finance.

JAMES B. CONHEADY

James B. Conheady has more than 39 years of securities business experience and has been managing the Fund since its inception.

Education: BSS from Georgetown University.

FUND OBJECTIVE

The Fund seeks total return on its assets from growth of capital and income by investing primarily in equity securities of foreign companies. Equity securities include exchange-traded and over-the-counter common stocks, and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

FUND FACTS

FUND INCEPTION
--------------------
November 22, 1991
MANAGERS' TENURE
--------------------
Since Inception

MANAGERS' INVESTMENT
INDUSTRY EXPERIENCE
--------------------
19 Years (Jeffrey J. Russell)
39 Years (James B. Conheady)

               CLASS A     CLASS B    CLASS L
NASDAQ          SBIEX       SBIBX      SBICX
INCEPTION     11/22/91     11/7/94    1/4/93

Average Annual Total Returns as of October 31, 2000

                          Without Sales Charges/(1)/
                   Class A     Class B       Class L
----------------------------------------------------
One-Year           (1.62)%     (2.43)%       (2.42)%
----------------------------------------------------
Five-Year           9.17        8.28          8.28
----------------------------------------------------
Ten-Year           11.44         N/A           N/A
----------------------------------------------------
Since Inception+   10.92        5.77          9.75
----------------------------------------------------

                          With Sales Charges/(2)/
                   Class A     Class B         Class L
------------------------------------------------------
One-Year           (6.55)%     (7.00)%       (4.30)%
------------------------------------------------------
Five-Year           8.06        8.13          8.07
------------------------------------------------------
Ten-Year           10.87         N/A           N/A
------------------------------------------------------
Since Inception+   10.53        5.77          9.61
------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 22, 1991, November 7, 1994 and January 4, 1993, respectively.

What's Inside

Your Investment in the
International All Cap Growth Portfolio .................................... 1
A Message from the Chairman ............................................... 2
Fund at a Glance .......................................................... 3
A Letter from the Portfolio Manager ....................................... 4
Historical Performance .................................................... 9
Growth of $10,000 .........................................................12
Schedule of Investments ...................................................13
Statement of Assets and Liabilities .......................................16
Statement of Operations ...................................................17
Statements of Changes in Net Assets .......................................18
Notes to Financial Statements .............................................19
Financial Highlights ......................................................25
Tax Information ...........................................................27
Independent Auditors' Report ..............................................28

                            [LOGO OF SMITH BARNEY]


Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

--------------------------------------------------------------------------------
               YOUR INVESTMENT IN THE SMITH BARNEY INTERNATIONAL
                            ALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Portfolio managers Jeff Russell and James Conheady focus on identifying companies headquartered outside the United States that they believe possess strong financials and solid business plans. Traveling nearly half a million miles on an annual basis, Jeff and James seek to invest in foreign companies that are exhibiting above-average earnings growth and are led by an effective management team.

[GRAPHIC]

Solid Companies Positioned for Rapid Growth

Jeff and James use a rigorous process in carefully evaluating companies, seeking dynamic businesses that they believe show a potential for superior, consistent revenue and earnings growth. Jeff and James also look to own companies they deem to be strategically positioned to capitalize on the potential growth of the global economy.

[GRAPHIC]

The Benefits of Investing Abroad

Jeff and James are firm believers that a world of opportunity exists beyond the United States. Over the last 30 years, international stock markets have offered returns similar to those offered by the U.S. stock market. In fact, while the U.S. stock market, as measured by the Wilshire 5000 Total Market Index,/1/ has experienced strong growth over the last five years, international markets, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East Index/2/ posted better returns. Past performance is not indicative of future returns.

[GRAPHIC]

Portfolio Manager-Driven Funds -- The Classic Series

The Classic Series is a selection of Smith Barney mutual funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. Classic Series funds enable investors to participate in a mutual fund in which investment decisions are determined by portfolio managers based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

[GRAPHIC]

A Distinguished History of Managing Your Serious Money

Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, SSB Citi Asset Management Group ("SSB Citi") unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

At SSB Citi, you gain access to blue-chip management, delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

--------
1 The Wilshire 5000 Total Market Index tracks the performance of over 5,000 listed and unlisted stocks trading on the NYSE, AMEX and over the counter, weighted by capitalization and including reinvested dividends. Please note, an investor cannot invest directly in an index.

2 The Morgan Stanley Capital International Europe, Australasia and Far East Index consists of stocks traded on 16 exchanges in Europe, Australia and the Far East, weighted by capitalization. Please note, an investor cannot invest directly in an index.

               1 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                          A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The world's economies, so far in the new millennium, have faced a number of challenges, such as the elimination of trade barriers and the deregulation of international labor markets.

Over the past few months, the global economy has become more balanced. While the U.S. economy has experienced a cooling period, other countries' economies such as Brazil and China have been strong performers. Recently, we have also seen the rationalization of stock prices, especially in the technology sector. Investor enthusiasm over e-commerce and "New Economy"/1/ stocks has subsided, resulting in what we believe are generally more reasonable valuations.

[PHOTO]

HEATH  B. MCLENDON
CHAIRMAN

As the global economy becomes more balanced and the U.S. markets are marked by higher volatility and concerns that the bull market in stocks may be running out of steam, we at SSB Citi Asset Management Group ("SSB Citi") believe it has become more important than ever to remain globally diversified. Despite the tremendous returns of the U.S. stock market in the past few years, the U.S. has yet to be the top-performing market in any one year over the last two decades. Of course there are certain risks in international investing, which may pose a greater risk than investing in the U.S., such risks include currency fluctuations, different accounting standards and less financial regulation and social and economic stability.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $398.6 billion in assets under management,/2/ we believe that SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

The Smith Barney World Funds - International All Cap Growth Portfolio ("Portfolio") provides you with the opportunity to participate in foreign markets and capitalize on expanding overseas opportunities by investing principally in a diversified portfolio of stocks of foreign companies.

As international stock investors, portfolio managers Jeffrey Russell and James Conheady look for what they deem to be promising companies that have experienced and effective management teams that are committed to long-term growth, above average earnings growth and competitive advantages. They believe that while a sector or region may have winners and losers, great companies stand out for reasons of marketplace strategy, leadership and management.

When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.



Sincerely,



/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 22, 2000

--------
1 The New Economy represents those companies in the technology, telecommunications and Internet sectors.
--------
2 As of October 31, 2000. This figure represents SSB Citi's assets under management for retail, institutional, money and separate accounts.

               2 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney International All Cap Growth Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Top Ten Holdings*+

 1. Tomra Systems ASA ..................................................... 5.3%

 2. Serco Group PLC ....................................................... 5.1

 3. Nokia Oyj ............................................................. 4.2

 4. Capita Group PLC ...................................................... 4.1

 5. Hutchison Whampoa Ltd. ................................................ 3.7

 6. Misys PLC ............................................................. 3.0

 7. Hays PLC .............................................................. 2.9

 8. Vodafone AIrTouch PLC ................................................. 2.8

 9. Celestica Inc. ........................................................ 2.7

10. Mettler-Toledo International Ic. ...................................... 2.7

Diversification of Common Stock*+

  5.7%      Canada
  4.2%      Finland
  4.5%      France
  6.2%      Hong Kong
  5.8%      Ireland
 16.2%      Japan
  5.7%      Norway
  6.7%      Switzerland
 25.2%      United Kingdom
 19.8%      Other

Investment Breakdown*++

   22.1%    The Americas
    0.9%    Australia
    3.1%    Africa/Middle East
   20.8%    Asia/Pacific
   53.1%    Europe

* All information is as of October 31, 2000. Please note that Portfolio holdings are subject to change.

+  As a percentage of total common stock.

++ As a percentage of total investments.

               3 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney World Funds, Inc. - International All Cap Growth Portfolio ("Portfolio") for the period ended October 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

The past twelve months included a series of extraordinary financial market events that influenced significantly the net asset value ("NAV")/1/ per share of the Portfolio. For the year ended October 31, 2000, the Portfolio's Class A shares, without and with sales charges, reported negative total returns of 1.62% and 6.55%, respectively. In comparison, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")/2/ returned a negative 2.90% for the same period.

The Portfolio's fiscal year began with several months of strong appreciation as an unquenchable appetite by investors for telecommunications, media and technology (TMT) stocks drove a very sharp rally of global markets. Year 2000 technology apprehensions and concerns of economic disruption were quickly dispelled. The Y2K transition appeared to be a strong testament to the foresight of capital and human resources dedicated to fix that potential technological nightmare.

Overlooked by many during the favorable global capital markets environment of late 1999, however, were several trends that unnerved many investors as 2000 progressed:

 .    The U.S. Federal Reserve Board ("Fed") began a series of short-term interest rate increases, designed to break the strong growth trajectory of the U.S. economy and cool stock market euphoria;

 .    The new European currency, the euro,/3/ continued the trend of weakness established early in 1999, declining further versus the U.S. dollar during the Portfolio's fiscal year. Moreover, the euro's fall caused corporate earnings dislocations on both sides of the Atlantic;

 .    Energy prices rose dramatically, especially when denominated in euros, raising inflationary expectations in Europe and dampening consumer sentiment; and

 .    Subsequent interest rate increases moderated global growth expectations, in turn causing several rounds of earnings downgrades, especially for high profile technology names.

Selected industry sectors incurred new challenges. The European telecommunications operators, for example, embarked on an aggressive competitive bidding process to secure third generation wireless communications licenses. The victorious bids, in many nationalities, were significantly above initial expectations, causing investor apprehension about ultimate returns on capital invested in paying for those licenses and capital spending.

1 NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Portfolio (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding for each class of shares. The NAV fluctuates with changes in the value of the securities in which the Portfolio has invested.

2 MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note, an investor cannot invest directly in an index.

3 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

               4 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

Portfolio Outlook

The composition of the Portfolio shifted during the period, primarily due to the outperformance of European stocks. The Portfolio's allocation of 54% Europe, 40% Asia, and 6% Canada, Latin America and other emerging markets at the beginning of the year changed to 63% Europe, 28% in Asia, and 8% in Canada, Latin America and other emerging markets as of October 31, 2000.

--------------------------------------------------------------------------------
THE SILVER LINING OF THE EURO'S DECLINE HAS BEEN THE IMPROVEMENT IN EUROPEAN EXPORT COMPETITIVENESS. HOWEVER, WE THINK THE POTENTIAL FOR IMPORTED INFLATION CLEARLY EXISTS. MOREOVER, RECENT ROUNDS OF INTEREST RATE INCREASES HAVE COOLED THE UPTICK IN ECONOMIC ACTIVITY. NEVERTHELESS, EUROPE'S GROWTH IS REDUCING ITS CHRONICALLY HIGH LEVELS OF UNEMPLOYMENT.
--------------------------------------------------------------------------------

Europe

European stock markets showed relatively solid performance during much of the period when measured in local currencies. Yet the fall of the euro dramatically lowered returns for dollar-based investors. In addition, we think the decline of the euro versus the U.S. dollar appears to be due to growth and interest rate differentials favoring the U.S. currency. Global portfolio flows into the U.S. also pressured the euro, as did inconsistent policy pronouncements from the European Central Bank (ECB). At the end of the Portfolio's fiscal year, the ECB intervened in the currency markets in order to stabilize the euro.

Asia

The Asian stock markets were relatively poor performers during the period. In our opinion, several factors weighed on Asian markets. First, the monetary policy of many Asian economies is tied to the U.S. interest rate cycle through currency links. As rates rose in the U.S., Asian stock markets were pressured. Second, many of these markets have high representation of technology shares, such as the Korean stock market. As global technology earnings came under question, the Asian economies, as key manufacturers and assemblers of components and semiconductors, were subject to forecast downgrades. Finally, political transitions in several Asian economies (e.g. Taiwan) caused regional investor concerns to rise.

In contrast with our optimism about Japanese restructuring at this time a year ago, the pace of change in Japan has slowed. The financial system is being rationalized. Several high profile bankruptcies of insurance and other companies can be positive for the economy in the long run. In the short term, however, these events have been a stark reminder to Japanese consumers and savers of the fragility of Japan's recovery.

Emerging Markets

Emerging markets suffered this year. While selected commodity prices firmed, benefiting the generally commodity-dependent export economies, we feel that investor-aversion to the heightened political risk in many less developed economies weighed on these markets. We have limited emerging market investments and we do not anticipate increasing our allocation.

               5 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

Top Holdings Update

--------------------------------------------------------------------------------
OUR TOP HOLDINGS IN THE PORTFOLIO REFLECT AN ECLECTIC MIX OF INVESTMENT THEMES AND PORTFOLIO EMPHASIS. AND THE PORTFOLIO'S TOP HOLDINGS ARE ILLUSTRATIVE OF OUR GROWTH-ORIENTED STOCK SELECTION CRITERIA, WHICH INCLUDE STRONG FINANCIAL STRUCTURES, LARGE BUSINESS OPPORTUNITIES AND WHAT WE DEEM TO BE STABLE AND VISIONARY MANAGEMENTS.
--------------------------------------------------------------------------------

Tomra Systems ASA of Norway manufactures reverse vending machinery for global beverage containers. The trend toward increased consumer deposit legislation, especially in Germany, benefits deployment of Tomra's products and materials recycling processes.

Serco Group PLC of the United Kingdom is a leader in contract government outsourcing. Serco operates a diverse range of central government functions, including defense maintenance and training, transportation and logistics systems, and research facilities.

Nokia Oyj is Finland's leading exporter, with a world-class position in wireless infrastructure and mobile handsets. Nokia's technology visionaries continue to shape the wireless communications industry. The stock has been a core holding in the Portfolio for ten years.

CapitaGroup PLC is a leader in business process outsourcing in the United Kingdom to the private sector and local government institutions. A host of services are provided to clients, including customer service functions, human resources, training and software solutions.

Hutchison Whampoa Ltd. of Hong Kong is a conglomerate with special strengths in telecommunications, property development and port operation. We think management has an uncanny ability to opportunistically capture value in a diverse host of business sectors.

Misys PLC of the United Kingdom develops software solutions that improve the productivity of financial institutions, health care providers and insurance intermediaries.

Hays PLC of the United Kingdom provides a range of specialist and quality business to business services 24 hours a day to industrial, commercial and professional customers throughout Europe.

Vodafone AirTouch PLC of the United Kingdom is the global leader in the operation of wireless communications networks with concentration in Europe and the United States. Systems controlled by the company or in which Vodafone has an equity investment served 116 million subscribers at September 2000.

               6 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

Celestica Inc. of Canada provides contract electronic manufacturing services to original equipment manufacturers. Celestica manufactures, assembles and tests a host of products for prominent global electronic companies.

Mettler-Toledo International Inc. of Switzerland manufactures precision weighing and measurement instruments. A diverse customer base in the laboratory, retail and industrial sectors increasingly demand Mettler's highly sophisticated instruments and information management solutions.

In closing, the Portfolio's past fiscal year has been marked by exceptional investment challenges from a combination of currency movements, government policy changes and sharp swings of investor sentiment. The result: sharp stock market volatility.

Thank you for your confidence in our investment approach. We look forward to helping you take advantage of the growing number of investment opportunities available in today's global economy.

Sincerely,

/s/ Jeffrey J. Russel                                /s/ James B. Conheady

Jeffrey J. Russell, CFA                              James B. Conheady
Vice President                                       Vice President

November 22, 2000

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 13 through 15 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of October 31, 2000 and is subject to change.

               7 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

Portfolio manager Jeff Russell as featured in our new national advertising campaign appearing in The Wall Street Journal, Barron's and The New York Times.

     JEFF RUSSELL
PORTFOLIO MANAGER

                              JEFF RUSSELL DOESN'T
                                RULE THE WORLD.
                     HIS INVESTORS, HOWEVER, MIGHT DISAGREE.

There's a world of opportunity out there. If anyone, Jeff Russell should know. He's spent the last few years seizing it. Traveling nearly half a million miles, he's found hundreds of foreign companies more than worthy of his fund's investment. 80 of them make up his International All Cap Growth Portfolio. True, it's hard work to build a fund as diversified as Jeff's; you have to hand-pick the companies one at a time. Even if it means flying around the world to do it.

To learn more about the Smith Barney International All Cap Growth Portfolio and Jeff Russell's investment philosophy, call us at 1-888-SERIOUS, ext. 1610 or visit www.smithbarney.com/mutualfunds for a free prospectus. The prospectus contains more complete information, including fees and expenses. Please read it carefully before you invest or send money.



Your Serious Money. Professionally Managed.SM

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

CALL 1-888-SERIOUS, EXT. 1610 OR VISIT WWW.SMITHBARNEY.COM/MUTUAL FUNDS

Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

(c) SALOMON SMITH BARNEY INC. Member NASD, SIPC. Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.


               8 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                Beginning           End            Income        Capital Gain      Total
Year Ended                       of Year          of Year        Dividends       Distributions    Returns(1)
==============================================================================================================
10/31/00                          $26.75         $24.49             $0.38             $1.86         (1.62)%
--------------------------------------------------------------------------------------------------------------
10/31/99                           20.39          26.75              0.00              0.00         31.19
--------------------------------------------------------------------------------------------------------------
10/31/98                           20.36          20.39              0.00              0.00          0.15
--------------------------------------------------------------------------------------------------------------
10/31/97                           18.64          20.36              0.01              0.00          9.30
--------------------------------------------------------------------------------------------------------------
10/31/96                           17.15          18.64              0.17              0.00          9.78
--------------------------------------------------------------------------------------------------------------
10/31/95                           18.79          17.15              0.12              0.10         (7.44)
--------------------------------------------------------------------------------------------------------------
10/31/94++                         18.71          18.79              0.00              0.00          0.43+
--------------------------------------------------------------------------------------------------------------
12/31/93                           12.35          18.71              0.00              0.16         52.78
--------------------------------------------------------------------------------------------------------------
12/31/92                           12.31          12.35              0.02              0.00          0.49
--------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/91              11.94          12.31              0.00              0.00          3.10+
==============================================================================================================
   Total                                                            $0.70             $2.12
==============================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                      Net Asset Value
                                Beginning           End            Income        Capital Gain      Total
Year Ended                       of Year          of Year        Dividends       Distributions    Returns(1)
=============================================================================================================
10/31/00                        $26.13           $23.89            $0.12               $1.86         (2.43)%
-------------------------------------------------------------------------------------------------------------
10/31/99                         20.08            26.13             0.00                0.00         30.13
-------------------------------------------------------------------------------------------------------------
10/31/98                         20.22            20.08             0.00                0.00         (0.69)
-------------------------------------------------------------------------------------------------------------
10/31/97                         18.65            20.22             0.00                0.00          8.42
-------------------------------------------------------------------------------------------------------------
10/31/96                         17.17            18.65             0.04                0.00          8.89
-------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95            18.38            17.17             0.00                0.10         (6.00)+
=============================================================================================================
   Total                                                           $0.16               $1.96
=============================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                    Net Asset Value
                               --------------------------
                                Beginning           End            Income        Capital Gain    Total
Year Ended                       of Year          of Year        Dividends       Distributions  Returns(1)
===========================================================================================================
10/31/00                        $25.76           $23.53            $0.12              $1.86        (2.42)%
-----------------------------------------------------------------------------------------------------------
10/31/99                         19.79            25.76             0.00               0.00        30.17
-----------------------------------------------------------------------------------------------------------
10/31/98                         19.93            19.79             0.00               0.00        (0.70)
-----------------------------------------------------------------------------------------------------------
10/31/97                         18.38            19.93             0.00               0.00         8.43
-----------------------------------------------------------------------------------------------------------
10/31/96                         16.93            18.38             0.04               0.00         8.85
-----------------------------------------------------------------------------------------------------------
10/31/95                         18.54            16.93             0.00               0.10        (8.11)
-----------------------------------------------------------------------------------------------------------
10/31/94++                       18.58            18.54             0.00               0.00        (0.22)+
-----------------------------------------------------------------------------------------------------------
Inception*-- 12/31/93            12.35            18.58             0.00               0.16        51.73+
===========================================================================================================
   Total                                                           $0.16              $2.12
===========================================================================================================


                9 Smith Barney International All Cap Growth Fund
                      | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                  -----------------------
                                  Beginning        End        Income      Capital Gain      Total
Year Ended                         of Year       of Year    Dividends     Distributions    Returns(1)
=====================================================================================================
10/31/00                           $26.88        $24.60       $0.49           $1.86          (1.31)%
-----------------------------------------------------------------------------------------------------
10/31/99                            20.41         26.88        0.00            0.00          31.70
-----------------------------------------------------------------------------------------------------
10/31/98                            20.38         20.41        0.06            0.00           0.45
-----------------------------------------------------------------------------------------------------
10/31/97                            18.64         20.38        0.06            0.00           9.68
-----------------------------------------------------------------------------------------------------
10/31/96                            17.13         18.64        0.21            0.00          10.19
-----------------------------------------------------------------------------------------------------
10/31/95                            18.80         17.13        0.17            0.10          (7.11)
-----------------------------------------------------------------------------------------------------
Inception*-- 10/31/94++             17.64         18.80        0.00            0.00           6.58+
=====================================================================================================
   Total                                                      $0.99           $1.96
=====================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                 ------------------------
                                  Beginning        End        Income       Capital Gain      Total
Year Ended                         of Year       of Year     Dividends     Distributions    Returns(1)
=====================================================================================================
10/31/00                           $26.85        $24.58        $0.49           $1.86          (1.28)%
------------------------------------------------------------------------------------------------------
10/31/99                            20.39         26.85         0.00            0.00          31.68
------------------------------------------------------------------------------------------------------
10/31/98                            20.36         20.39         0.06            0.00           0.45
------------------------------------------------------------------------------------------------------
10/31/97                            18.62         20.36         0.06            0.00           9.69
------------------------------------------------------------------------------------------------------
10/31/96                            17.12         18.62         0.21            0.00          10.13
------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95               18.38         17.12         0.17            0.10          (5.03)+
======================================================================================================
   Total                                                       $0.99           $1.96
======================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                                   Without Sales Charges(1)
                                           ---------------------------------------------------------------------
                                           Class A         Class B       Class L         Class Y        Class Z
================================================================================================================
Year Ended 10/31/00                         (1.62)%         (2.43)%       (2.42)%        (1.31)%         (1.28)%
----------------------------------------------------------------------------------------------------------------
Five Years Ended 10/31/00                    9.17            8.28          8.28           9.55            9.55
----------------------------------------------------------------------------------------------------------------
Ten Years Ended 10/31/00                    11.44             N/A           N/A            N/A             N/A
----------------------------------------------------------------------------------------------------------------
Inception* through 10/31/00                 10.92            5.77          9.75           7.24            6.99
================================================================================================================

                                                                    With Sales Charges(2)
                                           ---------------------------------------------------------------------
                                           Class A         Class B       Class L         Class Y        Class Z
================================================================================================================
Year Ended 10/31/00                         (6.55)%         (7.00)%       (4.30)%        (1.31)%         (1.28)%
----------------------------------------------------------------------------------------------------------------
Five Years Ended 10/31/00                    8.06            8.13          8.07           9.55            9.55
----------------------------------------------------------------------------------------------------------------
Ten Years Ended 10/31/00                    10.87             N/A           N/A            N/A             N/A
----------------------------------------------------------------------------------------------------------------
Inception* through 10/31/00                 10.53            5.77          9.61           7.24            6.99

               10 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                        Without Sales Charges(1)
================================================================================
Class A (10/31/90 through 10/31/00)(3)                          195.37%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/00)                            39.92
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/00)                           107.12
--------------------------------------------------------------------------------
Class Y (Inception* through 10/31/00)                            56.20
--------------------------------------------------------------------------------
Class Z (Inception* through 10/31/00)                            49.82
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

(3) Performance calculations for Class A shares include the historical return information related to the Fenimore International Fund, which was the predecessor fund, for the period from February 18, 1986 through November 22, 1991.

++ For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L, Y and Z shares are November 22, 1991, November 7, 1994, January 4, 1993, June 16, 1994 and November 7, 1994, respectively.

                11 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class A Shares of the
International All Cap Growth Portfolio vs. MSCI EAFE Index+
--------------------------------------------------------------------------------

                         October 1990 -- October 2000

                                    [GRAPH]

                                                MSCI
                         International          EAFE
          Date               Equity            Index

          10/90              9,497             10,000
          10/91             12,274             10,731
          10/92             12,488              9,346
          10/93             17,757             12,887
          10/94             19,540             14,225
          10/95             18,087             14,215
          10/96             19,856             15,751
          10/97             21,703             16,526
          10/98             21,735             18,171
          10/99             28,515             22,357
          10/00             28,052             21,709


+ Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1990, assuming deduction of the maximum initial sales charge of 4.50% at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. Illustration includes historical return information related to the Fenimore International Fund, which was the predecessor fund, for the period from October 31, 1990 through November 22, 1991. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. An investor may not invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                12 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 2000
--------------------------------------------------------------------------------

SHARES                            SECURITY                             VALUE
================================================================================
STOCK -- 84.1%
Australia -- 0.9%
  2,790,000   ERG Ltd.                                           $   13,662,579
--------------------------------------------------------------------------------
Canada -- 4.8%
    196,500   BCE Emergis Inc.++                                      9,134,747
    140,000   C-MAC Industries Inc.++                                 7,883,192
    485,000   Celestica Inc.++                                       34,549,859
    496,000   Patheon, Inc.++                                         4,481,634
    560,000   The Toronto Dominion Bank                              15,381,392
--------------------------------------------------------------------------------
                                                                     71,430,824
--------------------------------------------------------------------------------
Finland -- 3.5%
  1,229,000   Nokia Oyj                                              52,539,830
--------------------------------------------------------------------------------
France -- 3.8%
    174,416   Axa+                                                   23,062,295
    363,400   Credit Lyonnais+                                       12,416,218
    149,800   Groupe Danone+                                         20,924,766
--------------------------------------------------------------------------------
                                                                     56,403,279
--------------------------------------------------------------------------------
Germany -- 3.4%
     65,400   Aixtron AG                                              9,118,748
     40,000   Allianz AG                                             13,449,737
    108,000   SAP AG+                                                21,191,727
     19,000   SAP AG ADR+                                               969,000
    274,000   Stinnes AG++                                            6,502,797
--------------------------------------------------------------------------------
                                                                     51,232,009
--------------------------------------------------------------------------------
Hong Kong -- 5.2%
  1,233,495   HSBC Holdings PLC+                                     17,160,211
  3,751,000   Hutchison Whampoa Ltd.+                                46,532,196
  7,904,000   Li & Fung Ltd.                                         14,695,028
--------------------------------------------------------------------------------
                                                                     78,387,435
--------------------------------------------------------------------------------
Ireland -- 4.9%
  2,151,496   Bank of Ireland++                                      16,558,388
          4   CRH PLC++                                                      60
  1,342,000   Grafton Group PLC                                      27,299,542
  6,574,000   Independent News & Media PLC                           20,616,885
  1,579,402   Irish Continental Group PLC                             8,701,570
--------------------------------------------------------------------------------
                                                                     73,176,445
--------------------------------------------------------------------------------
Israel -- 1.1%
    200,000   Amdocs Ltd.+++                                         12,962,500
    514,000   BATM Advanced Communications Ltd.                       3,806,522
--------------------------------------------------------------------------------
                                                                     16,769,022
--------------------------------------------------------------------------------
Italy -- 0.9%
  1,552,000   Telecom Italia Mobiles S.p.A.+                         13,273,164
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                13 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 2000
--------------------------------------------------------------------------------

SHARES                            SECURITY                               VALUE
================================================================================
Japan -- 13.6%
    576,000   Canon, Inc.                                            $22,841,652
    385,000   Hosiden Corp.                                           12,270,354
    150,000   Matsushita Communication Industrial Co., Ltd.+          19,644,656
    211,000   Murata Manufacturing Co., Ltd.                          25,237,292
  1,675,000   Nippon Sheet Glass Co.+                                 25,464,786
      1,857   NTT Data Communication Corp.+                           14,455,994
        300   Seven-Eleven Japan Co., Ltd.                                19,507
  1,159,000   Sharp Corp.                                             14,754,189
    113,700   SOFTBANK CORP.                                           6,820,542
    380,200   SONY CORP.                                              30,363,073
    821,000   Terumo Corp.                                            23,233,721
     92,800   Trend Micro Inc.+                                        8,753,915
--------------------------------------------------------------------------------
                                                                     203,859,681
--------------------------------------------------------------------------------
Mexico -- 1.4%
  9,313,000   Wal-Mart de Mexico SA de CV++                           21,164,803
--------------------------------------------------------------------------------
Netherlands -- 0.1%
     57,000   United Pan-Europe Communication N.V.++                     997,669
     42,000   VIA NET.WORKS, Inc.++                                      302,593
--------------------------------------------------------------------------------
                                                                       1,300,262
--------------------------------------------------------------------------------
Norway -- 4.8%
    369,000   Petroleum Geo-Services ASA++                             5,050,687
  1,676,400   Tomra Systems ASA+                                      67,232,643
--------------------------------------------------------------------------------
                                                                      72,283,330
--------------------------------------------------------------------------------
Singapore -- 2.0%
  1,067,000   DelGro Corp. Ltd.                                        2,953,927
  7,514,500   Singapore Technologies Engineering Ltd.                 12,113,947
  1,491,000   Venture Manufacturing (Singapore) Ltd.                  14,438,621
--------------------------------------------------------------------------------
                                                                      29,506,495
--------------------------------------------------------------------------------
South Africa -- 2.0%
    193,000   Anglo American Platinum Corp. Ltd.+                      7,527,273
  2,624,000   Dimension Data Holdings Ltd.+                           22,634,156
--------------------------------------------------------------------------------
                                                                      30,161,429
--------------------------------------------------------------------------------
Spain -- 2.8%
  1,146,000   Amadeus Global Travel Distribution SA -
               Class A Shares++                                        9,354,110
  1,602,000   Indra Sistemas SA                                       16,104,187
    882,000   Telefonica SA+++                                        16,798,220
--------------------------------------------------------------------------------
                                                                      42,256,517
--------------------------------------------------------------------------------
Sweden -- 2.0%
    400,000   Enea Data AB+                                            1,936,127
    485,000   Framtidsfabriken AB+++                                   1,273,003
    697,000   Securitas AB+                                           14,816,467
    650,000   Skandia Forsakrings AB                                  10,995,508
--------------------------------------------------------------------------------
                                                                      29,021,105
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                14 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 2000
--------------------------------------------------------------------------------

SHARES                             SECURITY                             VALUE
================================================================================
Switzerland -- 5.7%
         4,100   Julius Baer Holding Ltd.                         $   20,293,643
       727,800   Mettler-Toledo International Inc.++                  33,979,162
        20,000   Novartis AG                                          30,332,017
--------------------------------------------------------------------------------
                                                                      84,604,822
--------------------------------------------------------------------------------
United Kingdom -- 21.2%
     6,645,000   Capita Group PLC                                     51,044,129
       935,500   Colt Telecom Group PLC++                             29,790,484
       930,000   Energis PLC++                                         7,927,133
     3,157,700   Granada Compass PLC++                                27,351,204
       829,375   Guardian IT PLC                                      11,200,283
     6,569,000   Hays PLC+                                            36,247,495
       550,000   Logica PLC                                           16,132,779
     3,658,955   Misys PLC                                            38,042,165
     7,000,000   Serco Group PLC                                      64,291,522
     8,366,736   Vodafone AirTouch PLC                                34,898,889
--------------------------------------------------------------------------------
                                                                     316,926,083
--------------------------------------------------------------------------------
                 TOTAL STOCK
                 (Cost -- $728,677,033)                            1,257,959,114
================================================================================
WARRANTS++ -- 0.0%
Venezuela -- 0.0%
         7,140   Republic of Venezuela Warrants,
                 Expire 4/15/20 (Cost -- $0)                                   0
================================================================================
                 SUB-TOTAL INVESTMENTS
                 (Cost -- $728,677,033)                            1,257,959,114
================================================================================

 FACE
AMOUNT                            SECURITY                             VALUE
================================================================================
REPURCHASE AGREEMENT -- 15.9%
$237,800,000     CIBC Wood Gundy Securities Inc., 6.400%
                   due 11/1/00; Proceeds at maturity --
                   $237,842,276; (Fully collateralized by
                   U.S. Treasury Notes, 5.000% to 6.500%
                   due 2/28/01 to 10/31/01; Market value --
                   $242,556,383) (Cost -- $237,800,000)              237,800,000
================================================================================
                 TOTAL INVESTMENTS
                 (Cost -- $966,477,033*)                          $1,495,759,114
================================================================================

++ Non-income producing security.
+  All or a portion of this security is on loan (See Note 7).
*  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

                15 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at cost                                                                                       $  728,677,033
   Repurchase agreement, at cost                                                                                 237,800,000
   Foreign currency, at cost                                                                                          36,772
============================================================================================================================
   Investments, at value                                                                                      $1,257,959,114
   Repurchase agreement, at value                                                                                237,800,000
   Foreign currency, at value                                                                                         37,239
   Collateral for securities on loan (Note 7)                                                                    213,135,677
   Receivable for Fund shares sold                                                                                61,125,622
   Dividends and interest receivable                                                                                 912,179
   Receivable for securities sold                                                                                    695,000
----------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                                                1,771,664,831
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 7)                                                                       213,135,677
   Payable to bank                                                                                                 8,811,354
   Payable for Fund shares purchased                                                                               1,034,756
   Management fees payable                                                                                         1,021,104
   Distribution fees payable                                                                                         169,480
   Accrued expenses                                                                                                  868,864
----------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                                             225,041,235
----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                              $1,546,623,596
============================================================================================================================
NET ASSETS:
   Par value of capital shares                                                                                $       63,584
   Capital paid in excess of par value                                                                           791,837,120
   Overdistributed net investment income                                                                            (438,362)
   Accumulated net realized gain from security transactions and foreign currencies                               225,893,597
   Net unrealized appreciation of investments and foreign currencies                                             529,267,657
----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                              $1,546,623,596
============================================================================================================================
Shares Outstanding:
   Class A                                                                                                        27,890,843
   -------------------------------------------------------------------------------------------------------------------------
   Class B                                                                                                         8,066,592
   -------------------------------------------------------------------------------------------------------------------------
   Class L                                                                                                         8,082,490
   -------------------------------------------------------------------------------------------------------------------------
   Class Y                                                                                                        13,747,972
   -------------------------------------------------------------------------------------------------------------------------
   Class Z                                                                                                         5,796,172
   -------------------------------------------------------------------------------------------------------------------------

Net Asset Value:
   Class A (and redemption price)                                                                             $        24.49
   -------------------------------------------------------------------------------------------------------------------------
   Class B *                                                                                                  $        23.89
   -------------------------------------------------------------------------------------------------------------------------
   Class L **                                                                                                 $        23.53
   -------------------------------------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                                             $        24.60
   -------------------------------------------------------------------------------------------------------------------------
   Class Z (and redemption price)                                                                             $        24.58
   -------------------------------------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                                          $        25.78
   -------------------------------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                                          $        23.77
============================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

                16 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                      For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                        $10,917,733
   Interest                                                           5,057,704
   Less: Foreign withholding tax                                     (1,411,616)
--------------------------------------------------------------------------------
   Total Investment Income                                           14,563,821
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                          13,571,951
   Distribution fees (Note 2)                                         5,900,106
   Shareholder and system servicing fees                              1,024,742
   Custody                                                              578,000
   Audit and legal                                                       99,000
   Registration fees                                                     65,000
   Shareholder communications                                            63,400
   Directors' fees                                                       30,300
   Other                                                                  9,846
--------------------------------------------------------------------------------
   Total Expenses                                                    21,342,345
--------------------------------------------------------------------------------
Net Investment Loss                                                  (6,778,524)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)        232,659,344
     Foreign currency transactions                                     (857,570)
--------------------------------------------------------------------------------
   Net Realized Gain                                                231,801,774
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation (Note 8)                 (78,543,209)
--------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                      153,258,565
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $146,480,041
================================================================================

                       See Notes to Financial Statements.

                17 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets              For the Years Ended October 31,
--------------------------------------------------------------------------------

                                                                                  2000                    1999
===================================================================================================================
OPERATIONS:
   Net investment loss                                                    $      (6,778,524)       $     (3,339,566)
   Net realized gain                                                            231,801,774             127,118,653
   Increase (decrease) in net unrealized appreciation                           (78,543,209)            266,998,258
-------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                                       146,480,041             390,777,345
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        (17,892,638)                     --
   Net realized gains                                                           (95,653,094)                     --
-------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                   (113,545,732)                     --
-------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                                          15,294,970,621           7,522,591,959
   Net asset value of shares issued in connection with
     the transfer of the Smith Barney World Funds, Inc.--
     International Balanced Portfolio net assets (Note 8)                        13,062,062                      --
   Net asset value of shares issued for reinvestment of dividends                81,854,129                      --
   Cost of shares reacquired                                                (15,344,024,190)         (7,683,231,190)
-------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions                45,862,622            (160,639,231)
-------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                           78,796,931             230,138,114

NET ASSETS:
   Beginning of year                                                          1,467,826,665           1,237,688,551
-------------------------------------------------------------------------------------------------------------------
   End of year*                                                           $   1,546,623,596       $   1,467,826,665
===================================================================================================================
* Includes undistributed (overdistributed) net investment income of:      $        (438,362)      $       4,178,735
===================================================================================================================


                      See Notes to Financial Statements.

              18 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The International All Cap Growth Portfolio ("Portfolio"), formerly known as the International Equity Portfolio, is a separate investment portfolio of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and consists of this Portfolio and four other separate investment portfolios: Emerging Markets, European, Global Government Bond and Pacific Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) direct expenses are charged to each Portfolio and each class; management fees and general Fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassification's were made to the capital accounts of the Portfolio to reflect permanent book/tax differences and income and gains available for distributions under tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $14,828,402 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by these changes; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Portfolio from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


               19 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.85% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2000, the Portfolio paid transfer agent fees of $844,282 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended October 31, 2000, SSB and its affiliates received $134,402 in brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2000, CDSCs received by SSB were approximately:

                               Class A         Class B         Class L
================================================================================
CDSCs                          $13,000        $230,000         $38,000
================================================================================

For the year ended October 31, 2000, sales charges received by SSB and CFBDS were approximately:

                                              Class A        Class L
================================================================================
Sales Charges                               $2,031,000      $400,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class shares. The Portfolio pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each respective class. For the year ended October 31, 2000, total Distribution Plan fees incurred were:

                                Class A       Class B        Class L
================================================================================
Distribution Plan Fees        $1,500,417     $2,344,221    $2,055,468
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                   $383,191,722
--------------------------------------------------------------------------------
Sales                                                        635,868,253
================================================================================

At October 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                               $571,871,010
Gross unrealized depreciation                                (42,588,929)
--------------------------------------------------------------------------------
Net unrealized appreciation                                 $529,282,081
================================================================================


               20 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Portfolio held no purchased call or put option contracts.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 2000, the Portfolio did not enter into any written covered call or put option contracts.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2000, the Portfolio had no open futures contracts.

6. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.


               21 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Lending of Portfolio Securities

The Portfolio has an agreement with their custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers, and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Custodian establishes and maintains the collateral in segregated accounts.

The Portfolio maintains exposure for the risk of any loss in the investment of amounts received as collateral.

At October 31, 2000, the Portfolio had loaned common stocks and bonds which were collateralized by cash and securities. The market value for the securities on loan for the portfolio was $204,118,322.

At October 31, 2000, the cash collateral received for these securities on loan was invested as follows:

Security Description                                                   Value
================================================================================
Time Deposits:
   Banco Santander CH S.A. - London, 6.66% due 11/1/00              $ 10,529,735
   Bank of Austria, 6.66% due 11/1/00                                 10,529,735
   Bank of Ireland, 6.69% due 11/1/00                                 10,529,735
   Banque Bruxelles Lambert, 6.66% due 11/1/00                        10,529,735
   Barclays Bank PLC, 6.66% due 11/1/00                               10,529,735
   Caisse Des Depots Et Consignations, 6.66% due 11/1/00              10,529,735
   FirstStar Bank, G.C., 6.66% due 11/1/00                            10,559,992
   Nordiutsche Landesbank Singapore, 6.66% due 11/1/00                10,529,735
   Toronto Dominion - London, 6.66% due 11/1/00                       10,529,735
   Wells Fargo Bank Minnesota N.A., G.C., 6.66% due 11/1/00           10,559,992
Commercial Paper:
   Associates Corp. of North America, 6.65% due 11/1/00               10,527,789
   GE Capital International, 6.66% due 11/1/00                        10,558,039
   UBS Finance (Delaware) Inc., 6.65% due 11/1/00                     10,527,789
Repurchase Agreements:
   Bear Stearns, 6.68% due 11/1/00                                    20,247,675
   CS First Boston Corp., 6.68% due 11/1/00                           22,693,393
   J.P. Morgan Securities, 6.70% due 11/1/00                          10,529,735
   Morgan Stanley Dean Witter, 6.61% due 11/1/00                      22,693,393
--------------------------------------------------------------------------------
Total                                                               $213,135,677
================================================================================

In addition to the above noted cash collateral, the Portfolio received securities collateral with a market value of $826,528.

Interest income earned by the Portfolio from securities loaned for the year ended October 31, 2000 was $653,689.


               22 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Transfer of Net Assets

On April 14, 2000, the International Equity Portfolio acquired the assets and certain liabilities of the Smith Barney World Funds, Inc. - International Balanced Portfolio ("International Balanced Portfolio") pursuant to a plan of reorganization approved by International Balanced Portfolio shareholders on April 7, 2000. Total shares issued by the International Equity Portfolio and the total net assets of the International Balanced Portfolio and the International Equity Portfolio on the date of the transfer were as follows:


                                          Shares Issued           Total Net Assets         Total Net Assets
                                             by the                   of the                   of the
                                       International Equity    International Balanced   International Equity
Acquired Portfolio                          Portfolio                Portfolio                Portfolio
============================================================================================================
International Balanced Portfolio            461,226                $ 13,062,062            $ 1,471,355,620
============================================================================================================

The total net assets of the International Balanced Portfolio before acquisition included unrealized appreciation of $3,204,052. Total net assets of the International Equity Portfolio immediately after the transfer were $1,484,417,682. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9. Capital Shares

At October 31, 2000, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2000, total paid-in capital amounted to the following for the
Portfolio:


                              Class A         Class B          Class L         Class Y         Class Z
============================================================================================================
Total Paid-in Capital       $201,093,940    $120,897,860     $120,464,830    $247,560,200    $101,883,874
============================================================================================================

               23 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:


                                                          Year Ended                                 Year Ended
                                                       October 31, 2000                           October 31, 1999
                                               ---------------------------------          ----------------------------------
                                                   Shares            Amount                  Shares               Amount
============================================================================================================================
Class A
Shares sold                                     480,276,808    $ 13,654,022,611            277,740,518      $ 6,465,343,447
Shares issued on reinvestment                     1,253,215          37,608,998                     --                   --
Net asset value of shares issued
   in connection with the transfer of
   Smith Barney World Funds, Inc.--
   International Balanced Portfolio's
   net assets                                       279,948           8,012,794                     --                   --
Shares reacquired                              (476,277,455)    (13,724,226,820)          (277,604,093)      (6,489,021,477)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           5,532,516    $    (24,582,417)               136,425      $   (23,678,030)
=============================================================================================================================

Class B
Shares sold                                       8,942,491    $    266,981,360             13,558,032      $   306,708,150
Shares issued on reinvestment                       485,099          14,305,559                     --                   --
Net asset value of shares issued
   in connection with the transfer of
   Smith Barney World Funds, Inc.--
   International Balanced Portfolio's
   net assets                                       101,172           2,837,024                     --                   --
Shares reacquired                                (9,117,949)       (272,424,693)           (14,915,091)        (339,020,342)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                             410,813    $     11,699,250             (1,357,059)     $   (32,312,192)
=============================================================================================================================

Class L
Shares sold                                      44,745,549    $  1,236,921,792             30,608,093      $   691,468,417
Shares issued on reinvestment                       419,640          12,182,159                     --                   --
Net asset value of shares issued
   in connection with the transfer of
   Smith Barney World Funds, Inc.--
   International Balanced Portfolio's
   net assets                                        80,106           2,212,244                     --                   --
Shares reacquired                               (44,083,495)     (1,230,756,176)           (31,396,364)        (712,272,205)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           1,161,800    $     20,560,019               (788,271)     $   (20,803,788)
=============================================================================================================================

Class Y
Shares sold                                       2,586,862    $     74,498,741              1,660,086      $    38,367,414
Shares issued on reinvestment                       192,780           5,794,976                     --                   --
Shares reacquired                                (2,211,891)        (63,676,019)            (4,840,726)        (107,071,746)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                             567,751    $     16,617,698             (3,180,640)     $   (68,704,332)
=============================================================================================================================

Class Z
Shares sold                                       2,197,951    $     62,546,117                905,454      $    20,704,531
Shares issued on reinvestment                       398,350          11,962,437                     --                   --
Shares reacquired                                (1,910,070)        (52,940,482)            (1,538,727)         (35,845,420)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                             686,231    $     21,568,072               (633,273)     $   (15,140,889)
=============================================================================================================================


               24 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:


Class A Shares                                        2000(1)        1999(1)        1998(1)          1997(1)         1996(1)
==============================================================================================================================
Net Asset Value, Beginning of Year                  $  26.75       $  20.39        $  20.36         $  18.64       $  17.15
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                        (0.08)         (0.03)          (0.00)*          (0.04)          0.01
   Net realized and unrealized gain                     0.06           6.39            0.03             1.77           1.65
------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    (0.02)          6.36            0.03             1.73           1.66
------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(2)                            (0.38)            --              --            (0.01)         (0.17)
   Net realized gains                                  (1.86)            --              --               --             --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (2.24)            --              --            (0.01)         (0.17)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $  24.49       $  26.75        $  20.39         $  20.36       $  18.64
------------------------------------------------------------------------------------------------------------------------------
Total Return                                           (1.62)%        31.19%           0.15%            9.30%          9.78%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $683,133       $598,043        $453,029         $464,796       $513,870
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                          1.21%          1.28%          1.28%             1.31%          1.35%
   Net investment income (loss)                        (0.29)         (0.13)         (0.00)**          (0.18)          0.17
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   26%            31%            25%               35%            46%
==============================================================================================================================

Class B Shares                                        2000(1)        1999(1)        1998(1)          1997(1)         1996(1)
==============================================================================================================================
Net Asset Value, Beginning of Year                  $  26.13       $  20.08        $  20.22         $  18.65       $  17.17
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                 (0.33)         (0.23)          (0.18)           (0.20)         (0.08)
   Net realized and unrealized gain                     0.07           6.28            0.04             1.77           1.60
------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    (0.26)          6.05           (0.14)            1.57           1.52
------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(2)                            (0.12)            --              --               --          (0.04)
   Net realized gains                                  (1.86)            --              --               --             --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (1.98)            --              --               --          (0.04)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $  23.89       $  26.13        $  20.08         $  20.22       $  18.65
------------------------------------------------------------------------------------------------------------------------------
Total Return                                           (2.43)%        30.13%          (0.69)%           8.42%          8.89%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $192,707       $200,071        $180,980         $231,148       $212,294
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                          2.06%          2.08%           2.09%            2.11%          2.11%
   Net investment loss                                 (1.15)         (1.01)          (0.84)           (0.95)         (0.58)
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   26%            31%             25%              35%            46%
==============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(3) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A and B would have been 1.29% and 2.04%, respectively.
*   Amount represents less than $0.01.
**  Amount represents less than 0.01%.

               25 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:


Class L Shares                                      2000(1)          1999(1)         1998(1)(2)        1997(1)           1996(1)
=================================================================================================================================
Net Asset Value, Beginning of Year               $  25.76         $  19.79        $  19.93          $  18.38          $  16.93
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                              (0.31)           (0.22)         (0.17)             (0.22)            (0.13)
   Net realized and unrealized gain                  0.06             6.19           0.03               1.77              1.62
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.25)            5.97          (0.14)              1.55              1.49
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(3)                         (0.12)              --             --                 --             (0.04)
   Net realized gains                               (1.86)              --             --                 --                --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (1.98)              --             --                 --             (0.04)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $  23.53         $  25.76       $  19.79           $  19.93          $  18.38
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                        (2.42)%          30.17%         (0.70)%             8.43%             8.85%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $190,144         $178,259       $152,569           $200,849          $229,514
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                       2.04%            2.07%          2.07%              2.12%             2.15%
   Net investment loss                              (1.13)           (0.98)         (0.81)             (0.97)            (0.63)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                26%              31%            25%                35%               46%
=================================================================================================================================

Class Y Shares                                      2000(1)          1999(1)         1998(1)            1997(1)         1996(1)
=================================================================================================================================
Net Asset Value, Beginning of Year               $  26.88         $  20.41        $  20.38           $  18.64        $  17.13
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                     (0.00)*           0.03            0.08               0.04            0.18
   Net realized and unrealized gain                  0.07             6.44            0.01               1.76            1.54
---------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                         0.07             6.47            0.09               1.80            1.72
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(3)                         (0.49)              --           (0.06)             (0.06)          (0.21)
   Net realized gains                               (1.86)              --              --                 --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (2.35)              --           (0.06)             (0.06)          (0.21)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $  24.60         $  26.88        $  20.41           $  20.38        $  18.64
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                        (1.31)%          31.70%           0.45%              9.68%          10.19%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $338,192         $354,242        $333,979           $301,852        $200,427
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                       0.92%            0.92%           0.91%              0.94%           0.96%
   Net investment income (loss)                     (0.01)            0.14            0.37               0.23            0.56
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                26%              31%             35%                35%             46%
=================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(4) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class L and Y would have been 2.09% and 0.90%, respectively.
*   Amount represents less than $0.01.


               26 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:


Class Z Shares                                      2000(1)           1999(1)       1998(1)           1997(1)          1996(1)
===============================================================================================================================
Net Asset Value, Beginning of Year               $  26.85          $  20.39       $  20.36          $  18.62         $  17.12
-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                     (0.00)*            0.04           0.08              0.05             0.14
   Net realized and unrealized gain                  0.08              6.42           0.01              1.75             1.57
-------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                         0.08              6.46           0.09              1.80             1.71
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(2)                         (0.49)               --          (0.06)            (0.06)           (0.21)
   Net realized gains                               (1.86)               --             --                --               --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (2.35)               --          (0.06)            (0.06)           (0.21)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $  24.58          $  26.85       $  20.39          $  20.36         $  18.62
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                        (1.28)%           31.68%          0.45%             9.69%           10.13%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $142,448          $137,212       $117,132          $131,709         $119,408
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                      0.92%              0.92%          0.92%             0.94%            0.97%
   Net investment income (loss)                    (0.00)**            0.16           0.36              0.22             0.55
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               26%                31%            25%               35%              46%
===============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(3) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Z would have been 0.91% .
*   Amount represents less than $0.01.
**  Amount represents less than 0.01%.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes, the Portfolio hereby designates for the fiscal year ended October 31, 2000:

          . Long-term capital gain distributions paid of $95,653,094.


               27 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney World Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International All Cap Growth Portfolio, formerly known as Smith Barney International Equity Portfolio, of Smith Barney World Funds, Inc. as of October 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International All Cap Growth Portfolio of Smith Barney World Funds, Inc. as of October 31, 2000, the results of their operations for the year then ended, the statement of changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                      KPMG LLP

New York, New York
December 11, 2000


               28 Smith Barney International All Cap Growth Fund
                      2000 Annual Report to Shareholders

SMITH BARNEY
WORLD FUNDS, INC.

DIRECTORS
Victor Atkins
Abraham E. Cohen
Robert A. Frankel
Michael Gellert
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

OFFICERS
Maurits E. Edersheim
Chairman of the Fund
& Advisory Director

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

James B. Conheady
Vice President

Jeffrey J. Russell
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
AND ADMINISTRATOR
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
Chase Manhattan Bank

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street
11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney World Funds, Inc.

This report is submitted for the general information of shareholders of Smith Barney World Funds, Inc. -- International All Cap Growth Portfolio but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY WORLD FUNDS, INC.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD01936 12/00

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                WORLD FUNDS, INC.
                        GLOBAL GOVERNMENT BOND PORTFOLIO
                               EUROPEAN PORTFOLIO
                           EMERGING MARKETS PORTFOLIO
                                PACIFIC PORTFOLIO

--------------------------------------------------------------------------------
                        ANNUAL REPORT | OCTOBER 31, 2000


                               [SB] Smith Barney
                               [MF] Mutual Funds

                 Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

Smith Barney
World Funds, Inc.

MARKET HIGHLIGHT

Over the past few months, the global economy has become more balanced. While the U.S. economy has experienced a cooling period, other countries' economies such as Brazil and China have been strong performers. Recently, we have also seen the rationalization of stock prices, especially in the technology sector. Investor enthusiasm over e-commerce and "New Economy" stocks has subsided, resulting in what we believe are generally more reasonable valuations.

                                                               Heath B. McLendon
                                                                        Chairman

--------------------------------------------------------------------------------
The Global Government Bond Portfolio seeks as high a level of current income and capital appreciation as is consistent with its policy of investing principally in high-quality bonds issued or guaranteed by the U.S. or foreign governments, their political subdivisions or their agencies, authorities or instrumentalities.

                          NASDAQ SYMBOL
                          -------------

Class A                       SBGLX
Class B                       SBGBX
Class L                       SGGLX

The European Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies based in Western Europe and in the emerging markets of Eastern Europe. Equity securities include common and preferred stocks, debt securities convertible into equity securities, depository receipts and warrants and rights relating to equity securities.

                          NASDAQ SYMBOL
                          -------------


Class A                       SBEAX
Class B                       SBEBX
Class L                       SBELX

The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging market countries, (all countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, the Netherlands, Ireland, Italy, Japan, Luxembourg, New Zealand, Norway, Sweden, Switzerland, Spain, the United Kingdom and the United States).

                          NASDAQ SYMBOL
                          -------------

Class A                       SMMAX
Class B                       SEMBX
Class L                       SEMLX


WHAT'S INSIDE

A Message from the Chairman...............................................   1

Global Government Bond Portfolio
   Portfolio Manager Commentary...........................................   2
   Historical Performance.................................................   5
   Portfolio at a Glance..................................................   8

European Portfolio
   Portfolio Manager Commentary...........................................   9
   Historical Performance.................................................  12
   Portfolio at a Glance..................................................  14

Emerging Markets Portfolio
   Portfolio Managers Commentary..........................................  15
   Historical Performance.................................................  17
   Portfolio at a Glance..................................................  19

Pacific Portfolio
   Portfolio Manager Commentary...........................................  20
   Historical Performance.................................................  22
   Portfolio at a Glance..................................................  24
Schedules of Investments..................................................  25
Statements of Assets and Liabilities......................................  33
Statements of Operations..................................................  35
Statements of Changes in Net Assets.......................................  36
Notes to Financial Statements.............................................  38
Financial Highlights......................................................  48
Independent Auditors' Report..............................................  62
Tax Information...........................................................  63

--------------------------------------------------------------------------------
The Pacific Portfolio seeks long-term capital appreciation. In seeking to achieve its objective, the Portfolio will invest in a diversified portfolio of equity securities of companies in the Pacific Rim.

                           NASDAQ SYMBOL
                           -------------

Class A                       SBPPX
Class B                       SBPFX
Class L                       SBPCX

A Message from the Chairman

[PHOTO] HEATH B. MCLENDON

   The world's economies, so far in the new millenium, have faced a number of challenges, such as the elimination of trade barriers and the deregulation of international labor markets.

Over the past few months, the global economy has become more balanced. While the U.S. economy has experienced a cooling period, other countries' economies such as Brazil and China have been strong performers. Recently, we have also seen the rationalization of stock prices, especially in the technology sector. Investor enthusiasm over e-commerce and "New Economy"/1/ stocks has subsided, resulting in what we believe are generally more reasonable valuations.

As the global economy becomes more balanced and the U.S. markets are marked by higher volatility and concerns that the bull market in stocks may be running out of steam, we at SSB Citi Asset Management Group ("SSB Citi") believe it has become more important than ever to remain globally diversified. Despite the tremendous returns of the U.S. stock market in the past few years, the U.S. has yet to be the top-performing market in any one year over the last two decades. Of course there are certain risks in international investing, which may pose a greater risk than investing in the U.S., such risks include currency fluctuations, different accounting standards and less financial regulation and social and economic instability.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $398.6 billion in assets under management,/2/ we believe that SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Sincerely,

/s/ Heath B. McLendon
    Chairman

November 16, 2000



The information provided in the commentaries on pages two through 21 represent the opinion of the managers and are not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 25 through 32 for lists and percentage breakdowns of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of October 31, 2000 and is subject to change.

----------
1 The New Economy represents those companies in the technology, telecommunications, and Internet sectors.

2 As of October 31, 2000. This figure represents SSB Citi's assets under management for retail, institutional, money and separate accounts.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 1

Global Government Bond Portfolio

Portfolio Manager
DENIS  P. MANGAN

[PHOTO] DENIS P. MANGAN

Denis P. Mangan is a Global Fixed Income Portfolio Manager and Research Specialist. He joined Smith Barney Capital Management in 1994. He was previously at J.P. Morgan as a Proprietary Fixed Income Trader and a Researcher of Fixed Income Options and Trading for three years. Prior to that, Mr. Mangan spent two years at Citibank, N.A., London as a Fixed Income and Currency Strategist for the Strategic Positioning Desk. He also was at Citicorp for seven years in Treasury management, doing analysis and strategic positioning. Mr. Mangan graduated with honors from Trinity College, Dublin, and holds an M.A. in Mathematics from Columbia University, and a Ph.D. in Financial Economics from Columbia University.

Performance Update

For the year ended October 31, 2000, the Smith Barney World Funds, Inc. -- Global Government Bond Portfolio ("Portfolio") Class A shares, without and with sales charges, returned 6.13% and 1.33%, respectively. In comparison, the J.P. Morgan Global Bond Market Index -- Hedged and the J.P. Morgan Bond Market Index -- Unhedged returned 7.80% and a negative 4.65%, respectively, for the same period./1/ Additional information about the Portfolio's other share classes can be found on pages five through seven. Past performance is not indicative of future results.

Market and Portfolio Update

The primary focus of our management activity during the period has been on preserving portfolio value during the extremely high gross domestic product ("GDP")/2/ growth of the fourth quarter of 1999 and the first quarter of 2000. At the same time we wanted to position the Portfolio to take advantage of the long-term slowdown in U.S. economic growth.

Correspondingly, we positioned the Portfolio short of overall duration/3/ in the final quarter of 1999, with short positions in the U.S. dollar and Euroland/4/ blocs, but the dominant short position in the U.S. to reflect the much stronger GDP growth rate there than in Euroland.

As the first quarter of 2000 drew to a close we began to increase duration -- more so in Euroland than in the U.S. -- to reflect the view that much of the first quarter of 2000's very high growth rate was driven by one time events: the Federal Reserve Board's ("Fed's") flooding the financial system with liquidity to ward off Y2K problems, and the dramatic surge in the Nasdaq Composite Index/5/ that eased in November.

We have been disappointed by the weakness of the European currency, the euro,/6/ so far in 2000. We have, on occasion, taken positions in the euro against the U.S. dollar and the Japanese yen, expecting an

----------
1 The J.P. Morgan Global Bond Market Index is a daily, market-capitalization weighted, international fixed-income index consisting of 13 countries. Please note an investor cannot invest directly in an index.

2 GDP is the market value of the goods and services produced by labor and property. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

3 Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates.

4 Euroland refers to those countries which make up the European Monetary Union ("EMU"). The EMU members include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

5 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note an investor cannot invest directly in an index.

6 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders
improvement in the Euroland currency's performance to reflect slowing growth in the U.S. relative to Europe.

1999 started off with much fanfare for the euro. The euro was expected to be both stable and a potential additional reserve currency, shifting liquidity away from dollar-denominated assets. However, the euro strengthened for just three days, before starting its year-long 14.6% decline versus the dollar and 24.8% decline versus the yen.

In 2000, the bond market suffered its second worst year since 1973, and the worst since 1994. The year witnessed a complete change of sentiment; with wildly optimistic "New Paradigm" thinking supplanted by concerns that ongoing economic growth may result in inflationary pressures.

All European and North American bond markets generated local currency returns above cash in the first quarter of 2000. The only two markets that failed to register positive returns were the ones that had performed best in the latter part of 1999, Japan and South Africa. The primary concern of excess growth leading to inflation was supplanted, to some extent, by a more balanced view of financial market prospects. The explosion in Internet-related stock valuations has been questioned and the subsequent increase in stock market volatility and a heavy supply of corporate debt issuance led to some defensive re-allocation into government bond markets.

Economic and Market Outlook

We are moderately bullish on U.S. and European bond markets, and more so on the latter than the former. We think the slowdown of global economic growth, led by the U.S., is firmly entrenched, but may not, in our view, turn into an all-out recession. We are more negative on prospects for Euroland growth, and therefore more positive on prospects for better relative performance in the U.S., due to the more tentative and less organic nature of the European recovery, which has to date largely been driven by exports which should suffer as world economic growth slows down.

We believe that the slowdown in the U.S. rate of economic growth carried with it the possibility of a "golden scenario" of steady growth with low inflation and unemployment, and no further interest rate hikes by the Fed. Our view is predicated on the slowdown bringing growth to the 3.5% to 4% annual rate which is now identified as the U.S. economy's long-run, non-inflationary "potential" rate of growth, taking into account recent productivity gains which have ratcheted up the economy's potential growth rate from the previous 3% to 3.5% annual level.

We still adhere to that view. We think recent stock and credit market disturbances are an over-pessimistic reaction to the impact of past interest rate increases, high oil prices and over-investment in the telecommunication sector. While it is true that the oil price shocks of the 1970s were followed by significant economic slowdown and outright recession, at this stage we do not expect history to repeat itself.

Evidence that the Japanese economy's long period of gestation is finally starting to bear fruit continues to accumulate. It was never a sure thing that the force-feeding of the Japanese economy through successive massive government spending packages, which primarily boosted public works and infrastructure spending, would trigger a genuine economic pickup. And as government deficits -- now running at over 10% of GDP -- ballooned with each spending package and threatened to drive total accumulated public debt

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 3
to unsustainable levels, the stakes grew ever higher.

We believe it appears that the Japanese government's fiscal public works spending has helped boost corporate spending and investment. Moreover, it appears that this corporate spending is, in turn, spilling over into the consumer sector. Consumer income in Japan is being boosted by higher bonuses, and the unemployment rate is expected to drop to 4.4% next year from the current 4.7% rate. As a result consumer confidence is recovering and Japanese households are saving less and spending more.

Thank you for your confidence in our investment management approach.

/s/ Denis P. Mangan

Denis P. Mangan
Vice President

November 16, 2000

--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                        GLOBAL GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                       Net Asset Value
                                   -------------------------
                                   Beginning           End      Income     Capital Gain      Return       Total
Year Ended                          of Year          of Year   Dividends   Distributions    of Capital  Returns(1)
-------------------------------------------------------------------------------------------------------------------
10/31/00                           $11.18            $10.95     $0.88        $0.00           $0.00         6.13%
-------------------------------------------------------------------------------------------------------------------
10/31/99                            11.88             11.18      0.52         0.00            0.00        (1.62)
-------------------------------------------------------------------------------------------------------------------
10/31/98                            12.22             11.88      0.22         0.60            0.45         8.08
-------------------------------------------------------------------------------------------------------------------
10/31/97                            12.55             12.22      1.22         0.08            0.00         8.21
-------------------------------------------------------------------------------------------------------------------
10/31/96                            12.30             12.55      0.87         0.00            0.00         9.41
-------------------------------------------------------------------------------------------------------------------
10/31/95                            11.68             12.30      0.78         0.00            0.00        12.40
-------------------------------------------------------------------------------------------------------------------
10/31/94++                          12.92             11.68      0.23         0.00            0.42        (4.64)+
-------------------------------------------------------------------------------------------------------------------
12/31/93                            11.84             12.92      0.52         0.59            0.00        19.13
-------------------------------------------------------------------------------------------------------------------
12/31/92                            12.90             11.84      0.97         0.19            0.00         0.93
-------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/91               12.00             12.90      0.44         0.13            0.00        12.42+
-------------------------------------------------------------------------------------------------------------------
   Total                                                        $6.65        $1.59           $0.87
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                       Net Asset Value
                                  -------------------------
                                  Beginning           End         Income       Capital Gain     Return           Total
Year Ended                        of Year           of Year      Dividends    Distributions    of Capital      Returns(1)
---------------------------------------------------------------------------------------------------------------------------
10/31/00                          $11.16            $10.92        $0.83           $0.00          $0.00           5.56%
---------------------------------------------------------------------------------------------------------------------------
10/31/99                           11.87             11.16         0.47            0.00           0.00          (2.11)
---------------------------------------------------------------------------------------------------------------------------
10/31/98                           12.22             11.87         0.19            0.60           0.42           7.46
---------------------------------------------------------------------------------------------------------------------------
10/31/97                           12.50             12.22         1.10            0.08           0.00           7.62
---------------------------------------------------------------------------------------------------------------------------
10/31/96                           12.26             12.50         0.81            0.00           0.00           8.83
---------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95              11.57             12.26         0.66            0.00           0.00          11.97+
---------------------------------------------------------------------------------------------------------------------------
   Total                                                          $4.06           $0.68          $0.42
---------------------------------------------------------------------------------------------------------------------------








--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 5

--------------------------------------------------------------------------------
                        GLOBAL GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                             -----------------------
                             Beginning         End           Income     Capital Gain    Return         Total
Year Ended                    of Year        of Year        Dividends   Distributions  of Capital     Returns(1)
------------------------------------------------------------------------------------------------------------------
10/31/00                      $11.15         $10.92          $0.83         $0.00         $0.00          5.67%
------------------------------------------------------------------------------------------------------------------
10/31/99                       11.86          11.15           0.47          0.00          0.00         (2.11)
------------------------------------------------------------------------------------------------------------------
10/31/98                       12.19          11.86           0.19          0.60          0.42          7.67
------------------------------------------------------------------------------------------------------------------
10/31/97                       12.47          12.19           1.11          0.08          0.00          7.73
------------------------------------------------------------------------------------------------------------------
10/31/96                       12.23          12.47           0.81          0.00          0.00          8.90
------------------------------------------------------------------------------------------------------------------
10/31/95                       11.68          12.23           0.72          0.00          0.00         11.25
------------------------------------------------------------------------------------------------------------------
10/31/94++                     12.93          11.68           0.21          0.00          0.39         (5.09)+
------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/93          11.83          12.93           0.47          0.59          0.00         18.89+
------------------------------------------------------------------------------------------------------------------
   Total                                                     $4.81         $1.27         $0.81


Historical Performance -- Class Y Shares

                                 Net Asset Value
                             -----------------------
                             Beginning         End           Income     Capital Gain    Return         Total
Year Ended                    of Year        of Year        Dividends   Distributions  of Capital     Returns(1)
------------------------------------------------------------------------------------------------------------------
10/31/00                      $11.03         $10.83          $0.89         $0.00         $0.00          6.59%
------------------------------------------------------------------------------------------------------------------
10/31/99                       11.70          11.03           0.53          0.00          0.00         (1.28)
------------------------------------------------------------------------------------------------------------------
10/31/98                       12.03          11.70           0.23          0.60          0.46          8.50
------------------------------------------------------------------------------------------------------------------
10/31/97                       12.39          12.03           1.28          0.08          0.00          8.61
------------------------------------------------------------------------------------------------------------------
10/31/96                       12.14          12.39           0.90          0.00          0.00          9.82
------------------------------------------------------------------------------------------------------------------
10/31/95                       11.68          12.14           0.81          0.00          0.00         11.27
------------------------------------------------------------------------------------------------------------------
10/31/94++                     12.93          11.68           0.23          0.00          0.43         (4.62)+
------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/93          11.97          12.93           0.37          0.59          0.00         16.49+
------------------------------------------------------------------------------------------------------------------
   Total                                                     $5.24         $1.27         $0.89

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                        GLOBAL GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------


                                              Without Sales Charges(1)
                                  ----------------------------------------------------
                                   Class A       Class B       Class L       Class Y
--------------------------------------------------------------------------------------
Year Ended 10/31/00                 6.13%         5.56%         5.67%         6.59%
--------------------------------------------------------------------------------------
Five Years Ended 10/31/00           5.97          5.40          5.49          6.37
--------------------------------------------------------------------------------------
Inception* through 10/31/00         7.37          6.51          6.53          7.00
--------------------------------------------------------------------------------------

                                                 With Sales Charges(2)
                                  ----------------------------------------------------
                                   Class A       Class B       Class L       Class Y
--------------------------------------------------------------------------------------
Year Ended 10/31/00                 1.33%         1.15%         3.66%         6.59%
--------------------------------------------------------------------------------------
Five Years Ended 10/31/00           5.00          5.25          5.29          6.37
--------------------------------------------------------------------------------------
Inception* through 10/31/00         6.83          6.51          6.39          7.00
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                 Without Sales Charges(1)
--------------------------------------------------------------------------------
    Class A (Inception* through 10/31/00)                 93.49%
--------------------------------------------------------------------------------
    Class B (Inception* through 10/31/00)                 45.62
--------------------------------------------------------------------------------
    Class L (Inception* through 10/31/00)                 64.02
--------------------------------------------------------------------------------
    Class Y (Inception* through 10/31/00)                 68.36
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
++ For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, L and Y shares are July 22, 1991, November 18, 1994, January 4, 1993 and February 19, 1993, respectively.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 7

--------------------------------------------------------------------------------
Global Government Bond Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Global Government Bond Portfolio vs. J.P. Morgan Global Bond Market Index+
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                  Global Government Bond Portfolio   JP Morgan Global Bond Hedged       JP Morgan Global Bond Unhedged
----------------------------------------------------------------------------------------------------------------------
7/22/91                           9,600                          10,000                               10,000
10/91                            10,422                          10,459                               10,685
10/92                            10,963                          11,370                               12,028
10/93                            12,612                          12,749                               13,351
10/94                            12,368                          12,609                               13,740
10/95                            13,902                          15,048                               15,319
10/96                            15,210                          16,566                               16,254
10/97                            16,459                          18,319                               16,822
10/98                            17,789                          20,645                               19,006
10/99                            17,502                          20,871                               18,444
10/31/2000                       18,575                          22,476                               17,587

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on July 22, 1991, assuming deduction of the maximum initial sales charge of 4.00% at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The J.P. Morgan Global Bond Market Index is a daily, market-capitalization weighted, international fixed-income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                           As of October 31, 2000
------------------------------------------------------------------
    1. Bundesobligation                                     18.5%
------------------------------------------------------------------
    2. Japan Government                                     12.6
------------------------------------------------------------------
    3. KFW International Finance                             9.9
------------------------------------------------------------------
    4. Inter-American Development Bank                       8.7
------------------------------------------------------------------
    5. Bundesrepublik Deutscheland                           7.9
------------------------------------------------------------------
    6. France O.A.T.                                         7.8
------------------------------------------------------------------
    7. Kingdom of Spain                                      6.6
------------------------------------------------------------------
    8. Buoni Poliennali Del Tes                              6.3
------------------------------------------------------------------
    9. Helaba International Finance PLC                      5.8
------------------------------------------------------------------
   10. Republic of Cyprus                                    5.6
------------------------------------------------------------------


* As a percentage of total bonds, excluding U.S. government obligations and repurchase agreement. Please note that the Portfolio's holdings are subject to change.

                                  [PIE CHART]

Investment Allocation**         As of October 31, 2000
------------------------------------------------------
Europe                                             64%
------------------------------------------------------
Repurchase Agreement                              6.3%
------------------------------------------------------
Japan                                             9.6%
------------------------------------------------------
The Americas                                      2.7%
------------------------------------------------------
U.S. Treasury Obligations                        17.4%
------------------------------------------------------

** As a percentage of total investments. Please note that the Portfolio's holdings are subject to change.

--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
European Portfolio
--------------------------------------------------------------------------------

[PHOTO]
REIN  W.
VAN DER DOES

Vice President

Portfolio Manager
Rein W. van der Does began his career with Drexel Burnham Lambert in 1968 as a domestic research analyst. In 1975, he joined Drexel's International Research Department and was appointed Director of International Research and Head of Portfolio Strategy in 1985. He moved with the International Equity team to Salomon Smith Barney in 1990. He is a member of the New York State Association for International Investment and a member of the New York Society of Security Analysts. Mr. Van der Does was awarded a doctorate in Economics from the Dutch Economic University in Rotterdam.

Performance Update
For the year ended October 31, 2000 the European Portfolio ("Portfolio") Class A shares, without and with sales charges, returned 18.02% and 12.11%, respectively. In comparison, the Morgan Stanley Capital International European Market Index ("MSCI Index")/1/ returned 0.94% for the same period. For performance information on the Portfolio's other classes of shares, please refer to page 12 and 13. Past performance is not indicative of future results.

Investment Strategy
Due to many positive changes taking place in Europe, and the relative under-valuation and under-performance of the European stock markets versus the U.S. stock market the last few years, going forward we continue to remain very positive about investing in Europe.

Because of the underweighting in European stocks by many institutional portfolios, we believe that European stock markets are in a bullish trend. In general, we continue to overweight the service sector (i.e., outsourcing of information technology as well as catering); and growth stocks/2/ (i.e., preferably "old fashioned" growth stocks over pure Internet plays). During the period, we were underweighted in basic materials and financials (i.e., preferably insurance over banking). Geographically, we were overweight in continental Europe and we remained underweight in the United Kingdom. In our opinion, Britain's decision to stay out of the European Monetary Union ("EMU") should hurt its growth prospects and the relatively strong British pound versus the euro/3/ (e.g., up roughly 10% since January 1, 1999), should penalize corporate profits.

Market Review
Just like in the U.S., the European stock markets have been very volatile during the period. European stock markets went down from March to May 2000, stabilized in June and July, advanced sharply in August, but gave it all back in September and October. Telecommunications, media and technology ("TMT") groups, the favorites last year, dropped significantly from their record highs reached in March 2000.

-------------------------
1 The MSCI Index is an unmanaged index of common stocks of companies located in Europe. Please note an investor cannot invest directly in an index.
2 Growth stocks are shares of companies with the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed-income investments but are subject to greater market fluctuations.
3 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 9

The introduction of the euro on January 1, 1999 eliminated many countries-specific risk factors and promoted a shift from a country-based to a sector-based investment approach, resulting in the development of new European stock indices. Substantial money flows -- direct (Unilever-Bestfoods, Vivendi-Seagram, Deutsche Telecom-Voice Stream and Terra-Lycos), as well as stock investments from Europe toward the U.S. has, in our opinion, resulted in an excessively depressed euro (i.e., down roughly 27% versus the U.S. dollar since January 1, 1999). Although the euro's achievements have been impressive (namely, the currency has been the catalyst for economic reforms), its major weakness during the period resulted in a coordinated intervention on September 22, 2000 by the European Central Bank, the Bank of Japan and the U.S. Treasury Department. As these major central banks cannot afford not to succeed, the euro's current 0.85 level versus the U.S. dollar seems to be its support level, despite the Danish "NO" vote on September 22, 2000.

European Market Outlook

Stock price valuations in Europe are much more inexpensive than in the U.S. For example, at the end of October 2000, Europe (ex-U.K.) was selling at 10.2x 2000 price-to-cash flow, while the U.S. was at 15.5x price-to-cash flow. Moreover, Europe's average dividend yield was around 1.9% versus only 1.2% for the U.S.

Looking at incoming orders and business confidence in Germany, lower unemployment and stronger consumer confidence in France and a lower-than-expected government budget in Italy, the European economy in the first half of 2000 was stronger than anticipated. Although there has been some slowing down of European economic activity in the second half of this year, the consensus for economic growth in Europe is around 3.2% in 2000 and 2.9% in 2001 (from 2.1% and 2.7% in 1999 and 1998, respectively, while inflation is expected to rise slightly to 2.2% (2.9% in U.K.) in 2000). This positive economic environment -- combined with heavy corporate restructuring -- should result in potentially healthy corporate profits in the next 18 months. While Salomon Smith Barney's research estimates that the earnings of the Standard & Poor's 500 Index ("S&P 500") 4 may only rise 13% and 8% in 2000 and 2001, respectively, the consensus for profits in EMU as of this writing is for a 27% rise for 2000 and a 13% increase in 2001.

And while no guarantee can be made, we continue to believe investing in Europe may be exciting and potentially rewarding during the next few years due to:

o The creation of the EMU on January 1, 1999 which has resulted in more deregulation, privatization, restructuring, and mergers and acquisitions;

o The creation of one currency, the euro, which has resulted in increased price transparency translating into lower inflation and additional economies of scale and, therefore, more mergers;

o The creation of a stock culture in Europe through inexpensively priced privatization offerings, stock options and corporations buying back their own shares;

--------------------
4 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

o The discovery by many European companies of the need to enhance shareholder value; and

o Fundamental economic changes such as the introduction of tax reforms in Germany, the fact that hostile takeovers are no longer potent political issues (e.g., Vodafone-Mannesman) and the recognition of demographic challenges looming with respect to future pension payments. (Actually France and Italy are also in the process of introducing tax reforms that are more favorable towards corporations).

Within Europe's changes and dynamic environment, stock selection will grow in importance. With all these exciting structural changes taking place in Europe, we believe "this time may be different" and that is why we are bullish on European stock investing in the future.

Thank you for your investment in the European Portfolio.

/s/ Rein W. van der Does
Rein W. van der Does
Vice President

November 16, 2000

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                11

--------------------------------------------------------------------------------
                               EUROPEAN PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                             -----------------------
                             Beginning         End           Income     Capital Gain     Total
Year Ended                    of Year        of Year        Dividends   Distributions  Returns(1)
-------------------------------------------------------------------------------------------------
10/31/00                      $22.58         $25.52          $0.00         $1.13         18.02%
-------------------------------------------------------------------------------------------------
10/31/99                       19.44          22.58           0.00          0.33         18.02
-------------------------------------------------------------------------------------------------
10/31/98                       18.23          19.44           0.00          0.39          9.10
-------------------------------------------------------------------------------------------------
10/31/97                       17.25          18.23           0.00          1.16         12.88
-------------------------------------------------------------------------------------------------
10/31/96                       14.67          17.25           0.09          0.04         18.65
-------------------------------------------------------------------------------------------------
10/31/95                       12.88          14.67           0.00          0.00         13.90
-------------------------------------------------------------------------------------------------
Inception*-- 10/31/94          12.50          12.88           0.00          0.00          3.04+
-------------------------------------------------------------------------------------------------
   Total                                                     $0.09         $3.05
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                             -----------------------
                             Beginning         End           Income     Capital Gain     Total
Year Ended                    of Year        of Year        Dividends   Distributions  Returns(1)
-------------------------------------------------------------------------------------------------
10/31/00                      $21.83         $24.42          $0.00         $1.13         17.00%
-------------------------------------------------------------------------------------------------
10/31/99                       18.95          21.83           0.00          0.33         17.10
-------------------------------------------------------------------------------------------------
10/31/98                       17.92          18.95           0.00          0.39          8.24
-------------------------------------------------------------------------------------------------
10/31/97                       17.09          17.92           0.00          1.16         12.08
-------------------------------------------------------------------------------------------------
10/31/96                       14.56          17.09           0.00          0.04         17.72
-------------------------------------------------------------------------------------------------
Inception*-- 10/31/95          12.62          14.56           0.00          0.00         15.37+
-------------------------------------------------------------------------------------------------
   Total                                                     $0.00         $3.05
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                             -----------------------
                             Beginning         End           Income     Capital Gain     Total
Year Ended                    of Year        of Year        Dividends   Distributions  Returns(1)
-------------------------------------------------------------------------------------------------
10/31/00                      $21.79         $24.38          $0.00         $1.13         17.03%
-------------------------------------------------------------------------------------------------
10/31/99                       18.91          21.79           0.00          0.33         17.14
-------------------------------------------------------------------------------------------------
10/31/98                       17.86          18.91           0.00          0.39          8.38
-------------------------------------------------------------------------------------------------
10/31/97                       17.04          17.86           0.00          1.16         12.06
-------------------------------------------------------------------------------------------------
10/31/96                       14.51          17.04           0.00          0.04         17.78
-------------------------------------------------------------------------------------------------
10/31/95                       12.83          14.51           0.00          0.00         13.09
-------------------------------------------------------------------------------------------------
Inception*-- 10/31/94          12.48          12.83           0.00          0.00          2.80+
-------------------------------------------------------------------------------------------------
    Total                                                    $0.00         $3.05
-------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                               EUROPEAN PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                           Without Sales Charges(1)
                                 -----------------------------------------------
                                   Class A        Class B         Class L
--------------------------------------------------------------------------------
Year Ended 10/31/00                 18.02%         17.00%         17.03%
--------------------------------------------------------------------------------
Five Years Ended 10/31/00           15.27          14.37          14.42
--------------------------------------------------------------------------------
Inception* through 10/31/00         13.80          14.57          13.06
--------------------------------------------------------------------------------

                                             With Sales Charges(2)
                                ------------------------------------------------
                                   Class A        Class B         Class L
--------------------------------------------------------------------------------
Year Ended 10/31/00                 12.11%         12.00%         14.86%
--------------------------------------------------------------------------------
Five Years Ended 10/31/00           14.10          14.25          14.18
--------------------------------------------------------------------------------
Inception* through 10/31/00         12.94          14.57          12.88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                         Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/00)            138.89%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/00)            125.74
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/00)            127.99
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are February 7, 1994, November 7, 1994 and February 14, 1994, respectively.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                13

--------------------------------------------------------------------------------
European Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
European Portfolio vs. MSCI European Market Index+

                                  [LINE GRAPH]

              European  Portfolio   MSCI European Index
-------------------------------------------------------
2/7/94                9,549               10,000
10/94                 9,840               10,064
10/95                11,207               11,393
10/96                13,298               13,383
10/97                15,010               16,861
10/98                16,377               20,812
10/99                19,328               23,417
10/31/2000           22,812               23,636


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Morgan Stanley Capital International ("MSCI") European Market Index is a composite portfolio consisting of equity total returns for Europe. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


Top Ten Holdings*                     As of October 31, 2000
------------------------------------------------------------
 1. Tomra Systems ASA                                   8.2%
------------------------------------------------------------
 2. Nokia Oyj                                           7.9
------------------------------------------------------------
 3. CMG PLC                                             5.4
------------------------------------------------------------
 4. Schering AG                                         5.1
------------------------------------------------------------
 5. Vodafone Group PLC                                  5.0
------------------------------------------------------------
 6. Alcatel                                             4.7
------------------------------------------------------------
 7. Fugro NV                                            4.6
------------------------------------------------------------
 8. Schlumberger Ltd.                                   4.3
------------------------------------------------------------
 9. IHC Caland NV                                       3.8
------------------------------------------------------------
10. BP Amoco PLC ADR                                    3.6
------------------------------------------------------------

                                  [PIE CHART]

Investment Allocation*                As of October 31, 2000
------------------------------------------------------------
Switzerland                                            10.4%
------------------------------------------------------------
Sweden                                                  0.3%
------------------------------------------------------------
Norway                                                  9.2%
------------------------------------------------------------
Spain                                                   5.5%
------------------------------------------------------------
Finland                                                 9.1%
------------------------------------------------------------
United Kingdom                                         18.8%
------------------------------------------------------------
France                                                   21%
------------------------------------------------------------
Germany                                                10.8%
------------------------------------------------------------
Netherlands                                            14.9%
------------------------------------------------------------

* As a percentage of total investments. Please note that the Portfolio's holdings are subject to change.

--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Emerging Markets Portfolio
--------------------------------------------------------------------------------

[PHOTO]

JEFFREY  J.
RUSSELL, CFA

Vice President

Jeffrey J. Russell is a Managing Director of Salomon Smith Barney. Prior to joining the firm in 1990, he worked for Drexel Burnham Lambert. Mr. Russell holds an undergraduate degree from Massachusetts Institute of Technology and a M.B.A. from the University of Pennsylvania's Wharton School of Finance.

[PHOTO]

James B. Conheady

Vice President

James B. Conheady has more than 35 years experience managing international and global equity portfolios. He has been with the International Equity team since its formation in 1968 at Drexel Burnham Lambert and moved to Salomon Smith Barney in 1990. Mr. Conheady holds a B.S.S. degree from Georgetown University.

Performance Update
For the year ended October 31, 2000, the Emerging Markets Portfolio ("Portfolio") Class A shares, without and with sales charges, reported negative total returns of 3.32% and 8.20%, respectively. In comparison, the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Emerging Markets Free Index")1 returned a negative 8.81% for the same period. For information on the Portfolio's other share classes, please see pages 17 and 18. Past performance is not indicative of future results.

Special Shareholder Notice
Please note that shareholders approved a reorganization of the Portfolio into Smith Barney International Aggressive Growth Fund of Smith Barney Investment Series. The merger will occur on Friday, December 8, 2000. Under the terms of the Agreement and Plan of Reorganization, you will receive the same class of shares of International Aggressive Growth Fund that are of equal value to your aggregate investments in the Portfolio. The International Aggressive Growth Fund invests principally in a diversified portfolio of equity securities of established, non-U.S. issuers.

Please note you will not be charged a sales load when International Aggressive Growth Fund shares are issued to you and it is anticipated that the reorganization will occur on a tax-free basis.

Investment Objective
As previously noted, the Portfolio seeks long-term capital appreciation through a portfolio invested primarily in emerging market issuers. The Portfolio invests primarily in equity security issuers in emerging market countries, which are all countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Sweden, Switzerland, Spain, the United Kingdom and the United States. Equity securities include common and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

The managers select investments for their capital appreciation potential. The investment team initially assesses the relative attractiveness of different

------------
1 The MSCI Emerging Markets Free Index consists of emerging market companies with an average size of $800 million. The index measures the performance of emerging markets in South America, South Africa, Asia and Eastern Europe. Please note an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               15
emerging markets. After a country assessment is completed, specific investment decisions are made. Depending on their outlook for long-term growth potential, the Portfolio's emphasis among emerging markets and issuers may vary. In addition, by diversifying the Portfolio's investments across many emerging markets, the manager seeks to reduce volatility compared to investment in a single region.

Economic and Market Outlook
With respect to developed markets, Japan's trade surplus had been shrinking until recently, mainly because of rising import unit value (resulting from higher crude oil quotes) and of high import volume growth (on the back of the domestic demand recovery). The October import data suggest no change in these patterns.

Now, however, the global economic slowdown, particularly in the U.S. and Western Europe, is apparently beginning to cap Japan's export growth. We do not expect a collapse of exports in Japan because the U.S. economy is likely to reaccelerate in the second half of next year. Combined with political uncertainty, a risk of a more rapid than expected decline in the external surplus increases a risk that the yen will not strengthen as much as previously expected. In Europe, core inflation remains in a global up-trend while inflation forecasts for the region have been revised up consistently in recent months.

As the markets remain volatile, emerging markets have faced numerous challenges during the period. Historically, emerging markets do not perform well in periods of above average volatility, though they generally outperform in periods of falling volatility. This summer was an important exception. Between mid-July and late September, historical volatility remained below its long-term average level, yet many emerging markets declined. Since that time, the typical inverse relationship between volatility and emerging market performance has re-established itself.

The vulnerability of the emerging markets to further bad news about the global outlook cannot be denied. And the asset class remains exposed to the fallout from any further declines in global technology and telecommunications -- in part, because those sectors are globally integrated and, partly, because declines in technology seem to reduce investors' appetite for any assets perceived to be of higher risk.

Thank you for your investment in the Emerging Markets Portfolio.

/s/ Jeffrey J. Russell                /s/ James B. Conheady
Jeffrey J. Russell                    James B. Conheady
Vice President                        Vice President

November 16, 2000


--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                             -----------------------
                             Beginning         End           Income       Total
Year Ended                    of Year        of Year        Dividends   Returns(1)
------------------------------------------------------------------------------------
10/31/00                       $9.03          $8.73          $0.00         (3.32)%
------------------------------------------------------------------------------------
10/31/99                        7.03           9.03           0.00         28.45
------------------------------------------------------------------------------------
10/31/98                       12.45           7.03           0.00        (43.53)
------------------------------------------------------------------------------------
10/31/97                       12.08          12.45           0.00          3.06
------------------------------------------------------------------------------------
10/31/96                       11.06          12.08           0.00          9.22
------------------------------------------------------------------------------------
Inception*-- 10/31/95          12.00          11.06           0.00         (7.83)+
------------------------------------------------------------------------------------
   Total                                                     $0.00
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                             -----------------------
                             Beginning         End           Income       Total
Year Ended                    of Year        of Year        Dividends   Returns(1)
------------------------------------------------------------------------------------
10/31/00                       $8.72          $8.37          $0.00         (4.01)%
------------------------------------------------------------------------------------
10/31/99                        6.85           8.72           0.00         27.30
------------------------------------------------------------------------------------
10/31/98                       12.21           6.85           0.00        (43.90)
------------------------------------------------------------------------------------
10/31/97                       11.95          12.21           0.00          2.18
------------------------------------------------------------------------------------
10/31/96                       11.02          11.95           0.00          8.44
------------------------------------------------------------------------------------
Inception*-- 10/31/95          12.00          11.02           0.00         (8.17)+
------------------------------------------------------------------------------------
       Total                                                 $0.00
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                             -----------------------
                             Beginning         End           Income       Total
Year Ended                    of Year        of Year        Dividends   Returns(1)
------------------------------------------------------------------------------------
10/31/00                       $8.71          $8.36          $0.00         (4.02)%
------------------------------------------------------------------------------------
10/31/99                        6.84           8.71           0.00         27.34
------------------------------------------------------------------------------------
10/31/98                       12.22           6.84           0.00        (44.03)
------------------------------------------------------------------------------------
10/31/97                       11.95          12.22           0.00          2.26
------------------------------------------------------------------------------------
10/31/96                       11.02          11.95           0.00          8.44
------------------------------------------------------------------------------------
Inception*-- 10/31/95          12.00          11.02           0.00         (8.17)+
------------------------------------------------------------------------------------
       Total                                                 $0.00
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                17

--------------------------------------------------------------------------------
                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                             -----------------------
                             Beginning         End           Income       Total
Year Ended                    of Year        of Year        Dividends   Returns(1)
------------------------------------------------------------------------------------
10/31/00                       $9.12          $8.86         $0.00         (2.85)%
------------------------------------------------------------------------------------
10/31/99                        7.07           9.12          0.00         29.00
------------------------------------------------------------------------------------
Inception*-- 10/31/98          12.16           7.07          0.00        (41.86)+
------------------------------------------------------------------------------------
   Total                                                    $0.00
------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                  Without Sales Charges(1)
                                 --------------------------------------------------------
                                    Class A        Class B        Class L       Class Y
-----------------------------------------------------------------------------------------
Year Ended 10/31/00                 (3.32)%        (4.01)%        (4.02)%        (2.85)%
-----------------------------------------------------------------------------------------
Five Years Ended 10/31/00           (4.62)         (5.35)         (5.38)           N/A
-----------------------------------------------------------------------------------------
Inception* through 10/31/00         (5.64)         (6.36)         (6.38)         (11.28)
-----------------------------------------------------------------------------------------

                                                   With Sales Charges(2)
                                 --------------------------------------------------------
                                    Class A        Class B        Class L       Class Y
-----------------------------------------------------------------------------------------
Year Ended 10/31/00                 (8.20)%        (8.81)%        (5.95)%        (2.85)%
-----------------------------------------------------------------------------------------
Five Years Ended 10/31/00           (5.59)         (5.54)         (5.56)           N/A
-----------------------------------------------------------------------------------------
Inception* through 10/31/00         (6.52)         (6.36)         (6.55)         (11.28)
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                Without Sales Charges(1)
--------------------------------------------------------------------------------
    Class A (Inception* through 10/31/00)               (27.25)%
--------------------------------------------------------------------------------
    Class B (Inception* through 10/31/00)               (30.25)
--------------------------------------------------------------------------------
    Class L (Inception* through 10/31/00)               (30.33)
--------------------------------------------------------------------------------
    Class Y (Inception* through 10/31/00)               (27.14)
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one period from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* The inception date for Class A, B and L shares is May 12, 1995 and the inception date for Class Y shares is March 10, 1998.


--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Emerging Markets Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A, B and L Shares of the
Emerging Markets Portfolio vs. MSCI Emerging Markets Free Index+

                                  [LINE GRAPH]

                              Emerging Markets         Emerging Markets             Emerging Markets           MSCI Emerging
                                Portfolio --              Portfolio --                Portfolio --              Markets Free
                               Class A Shares            Class B Shares              Class L Shares          World Market Index
--------------------------------------------------------------------------------------------------------------------------------
5/12/95                           9,501                     10,000                      9,900                    10,000
10/95                             8,757                      8,724                      9,002                     9,453
10/96                             9,565                      9,560                      9,860                     9,861
10/97                             9,857                      9,875                     10,083                     8,844
10/98                             5,566                      5,594                      5,644                     5,936
10/99                             7,150                      7,194                      7,187                     7,611
10/31/2000                        6,912                      6,975                      6,898                     6,578

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on May 12, 1995, assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares (which decreases by 1.00% each year) and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Morgan Stanley Capital International ("MSCI") Emerging Markets Free Index consists of emerging market companies with an average size of $800 million, the index measures performance of emerging markets in South America, South Africa, Asia and Eastern Europe. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                       As of October 31, 2000
------------------------------------------------------------------------------
  1. Telefonos de Mexico S.A. ADR, Series L                               8.0%
------------------------------------------------------------------------------
  2. Comverse Technology Inc.                                             5.7
------------------------------------------------------------------------------
  3. SK Telecom Co. Ltd. ADR                                              5.3
------------------------------------------------------------------------------
  4. Grupo Televisa S.A. GDR                                              4.4
------------------------------------------------------------------------------
  5. Companhia de Bebidas das Americas ADR                                4.1
------------------------------------------------------------------------------
  6. Wal-Mart de Mexico S.A. de CV, Series V                              4.0
------------------------------------------------------------------------------
  7. Hon Hai Precision Industry Co. Ltd.                                  3.9
------------------------------------------------------------------------------
  8. Tele Norte Leste Partcipacoes S.A. ADR                               3.7
------------------------------------------------------------------------------
  9. Amdocs Ltd.                                                          3.6
------------------------------------------------------------------------------
 10. Taiwan Semiconductor Manufacturing Co. Ltd.                          3.6
------------------------------------------------------------------------------

                                  [PIE CHART]

Investment Allocation*                                  As of October 31, 2000
------------------------------------------------------------------------------
Africa                                                                    8.9%
Europe                                                                    4.6%
Middle East                                                              14.3%
Latin America                                                            31.4%
Asia/Pacific                                                             38.6%



* As a percentage of total investments. Please note that the Portfolio's holdings are subject to change.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                19

--------------------------------------------------------------------------------
Pacific Portfolio
--------------------------------------------------------------------------------

[PHOTO]
DAVID  ISHIBASHI

Vice President

Portfolio Manager

David Ishibashi joined the Smith Barney International Equity team as a Vice President and Portfolio Manager in 1993. Mr. Ishibashi came to Salomon Smith Barney from S.G. Warburg, where he was responsible for Japanese equities and headed the Japan desk. Previously, he was at Baring Securities, Inc., where he was responsible for Japan and Southeast Asia, opening and operating Baring's first West Coast office. He also spent four years at Nomura Securities International brokering Japanese securities and established the Nomura Finance Collection at the Crocker School of Business and Business Library. Prior to that, he served as a financial analyst at Rockwell International. Mr. Ishibashi has a B.A. from California State College at Los Angeles and attended the post-graduate studies program in Tokyo at the Inter-Cultural Japanese Institute.


Performance Update
For the year ended October 31, 2000, the Pacific Portfolio ("Portfolio") Class A shares, without and with sales charges, reported negative total returns of 36.25% and 39.44%, respectively. In comparison, the Morgan Stanley Capital International All-Country Asia Pacific Index ("MSCI Asia Pacific Index")1 returned a negative 12.81% for the same period. For information on the Portfolio's other share classes, please see pages 22 and 23. Past performance is not indicative of future results.

Special Shareholder Notice
Please note that shareholders approved a reorganization of the Portfolio into Smith Barney International Aggressive Growth Fund of Smith Barney Investment Series. The merger will occur on Friday, December 15, 2000. Under the terms of the Agreement and Plan of Reorganization, you will receive the same class of shares of International Aggressive Growth Fund that are of equal value to your aggregate investments in the Portfolio. The International Aggressive Growth Fund invests principally in a diversified portfolio of equity securities of established, non-U.S. issuers.

Please note you will not be charged a sales load when International Aggressive Growth Fund shares are issued to you and it's anticipated that the reorganization will occur on a tax-free basis.

Investment Strategy

We employ a "bottom-up" investment strategy, emphasizing individual security selection, while optimally allocating the Portfolio's assets among companies in the Asia Pacific region. Our stock selection process involves exhaustive analysis of companies' fundamentals, in which we look for certain criteria such as above average earnings growth, high relative return on invested capital, experienced and effective management and competitive advantages (i.e., high market share or special licenses and patents). We also actively monitor and evaluate economic and political conditions in the region that may affect the companies in which we invest.

-----------------
1 The MSCI Asia Pacific Index is an unmanaged index of common stocks of companies located in Australia, New Zealand and the countries in the Far East. Please note an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

Market Review & Outlook

Recently, a spate of high profile earnings disappointments, as well as growing evidence of U.S. economic deceleration, led to lower stock prices among international stocks as an asset class. The chasm between the performance of international growth and value stocks continued to widen during the month and exceeded sixteen percentage points year-to-date.

During the reporting period, the Japanese stock market (as represented by the Topix Index, a market capitalization-weighted measure of approximately 1,800 Japanese stocks listed on the Tokyo Stock Exchange. Please note an investor cannot invest directly in an index.) declined 9.5% in dollar terms. The reversal of fortunes for the TMT (telecommunications, media and technology) sector continued, while Old Economy and domestic value stocks staged a further rally in continuation from the first quarter. Recent indicators confirmed that economic recovery is underway in Japan, and, more importantly, is being led not by consumers, but by the profits and capital expenditures of corporations. We believe that a major wave of information technology investments has just begun in Japan, and should continue to present major opportunities for Japanese companies in areas such as mobile Internet, interactive TVs, and display technologies. Moreover, even the Old Economy companies are rapidly implementing reforms.

Many major Japanese companies have begun to focus on margins and returns. In the process, they have made choices of which businesses should be the focus of their resources, and which businesses to spin-off, divest, or merge with a competitor. We believe that the enhanced efficiency of select Japanese corporations should create surprisingly high shareholder returns over the next three to five years. In our opinion, the risks in the Japanese market includes an increasingly visible slowdown in the U.S. economy, which may hurt Japanese exports; an eventual rise in Japanese interest rates; and currency volatility.

Deflationary pressures in Japan's economy appear to be causing a profit squeeze. We believe stocks are correcting to account for next year's possible profit growth slowdown. However, as we rate valuations fair rather than inexpensive, the earnings revision trends may likely have to turn upward before the market reverses its recent slide. Corporate earnings growth in Japan is overly sensitive to a handful of semiconductor makers - just five of these firms are responsible for nearly all downward revision to next fiscal year's profit outlook.

/s/ David Ishibashi

David Ishibashi
Vice President

November 16, 2000


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                21

--------------------------------------------------------------------------------
                               PACIFIC PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                             -----------------------
                             Beginning         End           Income       Total
Year Ended                    of Year        of Year        Dividends   Returns(1)
------------------------------------------------------------------------------------
10/31/00                      $11.80          $7.44          $0.15        (36.25)%
------------------------------------------------------------------------------------
10/31/99                        6.73          11.80           0.00         75.33
------------------------------------------------------------------------------------
10/31/98                        8.46           6.73           0.00        (20.45)
------------------------------------------------------------------------------------
10/31/97                       10.18           8.46           0.00        (16.90)
------------------------------------------------------------------------------------
10/31/96                       10.07          10.18           0.00          1.09
------------------------------------------------------------------------------------
10/31/95                       12.92          10.07           0.00        (22.06)
------------------------------------------------------------------------------------
Inception*-- 10/31/94          12.50          12.92           0.00          3.36+
------------------------------------------------------------------------------------
   Total                                                     $0.15
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                             -----------------------
                             Beginning         End           Income       Total
Year Ended                    of Year        of Year        Dividends   Returns(1)
------------------------------------------------------------------------------------
10/31/00                      $11.31          $7.14          $0.03        (36.73)%
------------------------------------------------------------------------------------
10/31/99                        6.51          11.31           0.00         73.73
------------------------------------------------------------------------------------
10/31/98                        8.25           6.51           0.00        (21.09)
------------------------------------------------------------------------------------
10/31/97                       10.01           8.25           0.00        (17.58)
------------------------------------------------------------------------------------
10/31/96                        9.99          10.01           0.00          0.20
------------------------------------------------------------------------------------
Inception*-- 10/31/95          12.64           9.99           0.00        (20.97)+
------------------------------------------------------------------------------------
   Total                                                     $0.03
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                             -----------------------
                             Beginning         End           Income       Total
Year Ended                    of Year        of Year        Dividends   Returns(1)
------------------------------------------------------------------------------------
10/31/00                      $11.27          $7.09          $0.06        (36.78)%
------------------------------------------------------------------------------------
10/31/99                        6.48          11.27           0.00         73.92
------------------------------------------------------------------------------------
10/31/98                        8.21           6.48           0.00        (21.07)
------------------------------------------------------------------------------------
10/31/97                        9.98           8.21           0.00        (17.74)
------------------------------------------------------------------------------------
10/31/96                        9.95           9.98           0.00          0.30
------------------------------------------------------------------------------------
10/31/95                       12.86           9.95           0.00        (22.63)
------------------------------------------------------------------------------------
Inception*-- 10/31/94          12.50          12.86           0.00          2.88+
------------------------------------------------------------------------------------
    Total                                                    $0.06
------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                                PACIFIC PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                               Without Sales Charges(1)
                                   ---------------------------------------------
                                      Class A         Class B          Class L
--------------------------------------------------------------------------------
Year Ended 10/31/00                   (36.25)%        (36.73)%        (36.78)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/00              (5.67)          (6.46)          (6.46)
--------------------------------------------------------------------------------
Inception* through 10/31/00            (7.26)          (9.07)          (8.02)
--------------------------------------------------------------------------------

                                                With Sales Charges(2)
                                   ---------------------------------------------
                                      Class A         Class B          Class L
Year Ended 10/31/00                   (39.44)%        (39.89)%        (38.02)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/00              (6.63)          (6.64)          (6.65)
--------------------------------------------------------------------------------
Inception* through 10/31/00            (7.97)          (9.07)          (8.16)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                        Without Sales Charges(1)
-----------------------------------------------------------------
Class A (Inception* through 10/31/00)           (39.82)%
-----------------------------------------------------------------
Class B (Inception* through 10/31/00)           (43.39)
-----------------------------------------------------------------
Class L (Inception* through 10/31/00)           (43.00)
-----------------------------------------------------------------


(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and L shares are February 7, 1994, November 7, 1994 and February 11, 1994, respectively.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                23

--------------------------------------------------------------------------------
Pacific Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Pacific Portfolio vs. MSCI All Country Asia Pacific Index+

                                  [LINE GRAPH]

                          February 1994 -- October 2000

                                                              MSCI All Country
                                Pacific Portfolio            Asia Pacific Index
-------------------------------------------------------------------------------
2/7/94                               9,549                          10,000
10/94                                9,870                          10,716
10/95                                7,693                           9,438
10/96                                7,777                           9,650
10/97                                6,463                           7,703
10/98                                5,141                           6,634
10/99                                9,015                          10,231
10/31/2000                           5,746                           8,921

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Morgan Stanley Capital International ("MSCI") All Country Asia Pacific Index is a composite portfolio consisting of equity total returns for the countries of Australia, New Zealand and countries in the Far East. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                      As of October 31, 2000
--------------------------------------------------------------------------------
  1. Nomura Securities Co. Ltd.                                          4.1%
--------------------------------------------------------------------------------
  2. NTT Docomo Inc.                                                     4.0
--------------------------------------------------------------------------------
  3. Murata Manufacturing Co.                                            3.9
--------------------------------------------------------------------------------
  4. Datacraft Asia Ltd.                                                 3.5
--------------------------------------------------------------------------------
  5. Nippon Sheet Glass Co. Ltd.                                         3.4
--------------------------------------------------------------------------------
  6. Canon, Inc.                                                         3.2
--------------------------------------------------------------------------------
  7. Takeda Chemical Industries Ltd.                                     3.2
--------------------------------------------------------------------------------
  8. Seven-Eleven Janpan Co. Ltd.                                        3.1
--------------------------------------------------------------------------------
  9. Mitsui Fudosan Co. Ltd.                                             3.1
--------------------------------------------------------------------------------
 10. NTT Data Corp.                                                      3.0
--------------------------------------------------------------------------------

                                  [PIE CHART]

Investment Allocation*                                 As of October 31, 2000
--------------------------------------------------------------------------------
Singapore                                                                  4
South Korea                                                              4.9
Taiwan                                                                   5.6
Australia                                                                2.4
Hong Kong                                                                7.3
Japan                                                                   75.8

* As a percentage of total investments. Please note that holdings are subject to change.


--------------------------------------------------------------------------------
24                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments                                        October 31, 2000
--------------------------------------------------------------------------------

                        GLOBAL GOVERNMENT BOND PORTFOLIO

            FACE
            AMOUNT                                   SECURITY                              VALUE
------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS-- 17.4%
                            U.S. Treasury Notes:
           $6,000,000         6.250% due 7/31/02                                          $6,024,240
            7,000,000         6.750% due 5/15/05                                           7,259,210
            6,000,000         6.250% due 5/15/30                                           6,392,760

------------------------------------------------------------------------------------------------------
                                  TOTAL         U.S. TREASURY OBLIGATIONS
                                  (Cost        -- $19,601,328)                            19,676,210
------------------------------------------------------------------------------------------------------
            FACE
            AMOUNT+                                  SECURITY                              VALUE
------------------------------------------------------------------------------------------------------
BONDS-- 76.3%
Canada-- 2.7%
              4,700,000      Canadian Government, 6.000% due 6/1/08++                      3,098,929
------------------------------------------------------------------------------------------------------
Denmark-- 0.6%
              5,000,000      Kingdom of Denmark, 7.000% due 11/15/07++                       617,975
------------------------------------------------------------------------------------------------------
France-- 6.0%
           8,000,000EUR      France O.A.T., 5.250% due 4/25/08                             6,761,146
------------------------------------------------------------------------------------------------------
Germany-- 20.1%
                             Bundesobligation:
          12,000,000EUR       4.500% due 5/19/03                                          10,027,293
           7,000,000EUR       5.000% due 8/19/05                                           5,914,709
           8,000,000EUR      Bundesrepublik Deutscheland, 5.250% due 7/14/10++             6,786,913
------------------------------------------------------------------------------------------------------
                                                                                          22,728,915
------------------------------------------------------------------------------------------------------
Greece-- 4.3%
              6,000,000EUR   Republic of Cyprus, 5.375% due 7/28/08                        4,865,289
------------------------------------------------------------------------------------------------------
Italy-- 4.8%
              6,900,000EUR   Buoni Poliennali Del Tes, 3.250% due 4/15/04                  5,470,639
------------------------------------------------------------------------------------------------------
Japan -- 9.6%
             1,200,000,000   Japan Government, 1.700% due 9/20/10                         10,892,920
------------------------------------------------------------------------------------------------------
Luxembourg -- 4.4%
              5,000,000USD   Helaba International Finance PLC, 6.875% due 4/29/02          4,999,250
------------------------------------------------------------------------------------------------------
Spain -- 5.0%
              6,000,000USD   Kingdom of Spain, 5.875% due 7/28/08++                        5,680,500
------------------------------------------------------------------------------------------------------
Sweden -- 2.3%
             26,000,000      AB Spintab, 5.500% due 9/17/03                                2,619,202
-----------------------------------------------------------------------------------------------------
United Kingdom -- 16.5%
              3,000,000EUR   Barclays Bank PLC, 7.500% due 4/29/49++                       2,552,975
              5,000,000      Inter - American Development Bank, 7.125% due 11/26/04        7,505,518
              5,000,000      KFW International Finance, 9.438% due 2/27/08                 8,587,692
------------------------------------------------------------------------------------------------------
                                                                                          18,646,185
------------------------------------------------------------------------------------------------------
                             TOTAL BONDS
                            (Cost -- $98,482,682)                                         86,380,950
------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                25

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------
                        GLOBAL GOVERNMENT BOND PORTFOLIO

FACE
AMOUNT                                      SECURITY                                                                       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT-- 6.3%
 $ 7,091,000                   CIBC Wood Gundy Securities Inc., 6.470% due 11/1/00; Proceeds at
                               maturity-- 7,092,274; (Fully $ collateralized by U.S. Treasury Notes,
                               6.500% due 8/31/01; Market  value-- $7,233,490) (Cost-- $7,091,000)                    $   7,091,000
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENTS-- 100%
                               (Cost-- $125,175,010*)                                                                 $ 113,148,160
-----------------------------------------------------------------------------------------------------------------------------------

+      Represents local currency, unless otherwise indicated.

++     All or a portion of this security is on loan (See Note 9).

*      Aggregate cost for Federal income tax purposes is substantially the same.

       Currency abbreviation used in this schedule:
       --------------------------------------------
       EUR--  Euro
       USD--  U.S. dollar



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
26                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                               EUROPEAN PORTFOLIO

    SHARES                      SECURITY                         VALUE
--------------------------------------------------------------------------------
STOCK -- 100.0%
Finland -- 9.1%
   180,000      Nokia Oyj                                     $7,695,013
   173,000      Tecnomen Oyj+                                  1,195,075
--------------------------------------------------------------------------------
                                                               8,890,088
--------------------------------------------------------------------------------
France -- 21.0%
    75,000      Alcatel                                        4,570,689
    20,000      Atos S.A.+*                                    1,639,260
    21,666      Axa*                                           2,864,804
    25,000      BNP Paribas S.A.                               2,152,907
    15,000      Cap Gemini S.A.                                2,390,235
    20,000      Groupe Danone*                                 2,793,693
    55,000      Schlumberger Ltd.                              4,186,878
--------------------------------------------------------------------------------
                                                              20,598,466
--------------------------------------------------------------------------------
Germany -- 10.8%
     8,000      Allianz AG                                     2,689,947
    12,000      SAP AG                                         2,354,636
    90,000      Schering AG                                    4,996,609
    25,000      T-Online International AG+*                      509,621
--------------------------------------------------------------------------------
                                                              10,550,813
--------------------------------------------------------------------------------
Netherlands -- 14.9%
    76,134      Fugro NV*                                      4,481,698
    44,773      Hunter Douglas NV                              1,282,698
    83,796      IHC Caland NV                                  3,693,331
    42,304      ING Groep NV                                   2,901,542
    40,000      PinkRoccade NV+*                               2,220,716
--------------------------------------------------------------------------------
                                                              14,579,985
--------------------------------------------------------------------------------
Norway -- 9.2%
    57,142      Orkla ASA                                      1,029,115
   200,000      Tomra Systems ASA                              8,021,075
--------------------------------------------------------------------------------
                                                               9,050,190
--------------------------------------------------------------------------------
Spain -- 5.5%
   100,000      Amadeus Global Travel Distribution S.A.+         816,240
    89,419      Azkoyen S.A.                                     515,383
    78,000      Indra Sistemas S.A.*                             784,099
   170,640      Telefonica S.A.+*                              3,249,942
--------------------------------------------------------------------------------
                                                               5,365,664
--------------------------------------------------------------------------------
Sweden -- 0.3%
   150,000      Cell Network AB                                  344,311
--------------------------------------------------------------------------------
Switzerland -- 10.4%
     8,000      Geberit International AG                       1,913,130
    51,000      Mettler-Toledo International Inc.+             2,381,062
     1,664      Novartis AG                                    2,523,623
     6,988      Zurich Financial Services AG                   3,381,103
--------------------------------------------------------------------------------
                                                              10,198,918
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               27

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                               EUROPEAN PORTFOLIO

     SHARES                           SECURITY                     VALUE
--------------------------------------------------------------------------------
United Kingdom -- 18.8%
     70,000               BP Amoco PLC ADR                      $3,565,625
    320,000               CMG PLC                                5,292,598
    240,000               Granada Compass PLC+                   2,078,819
    200,000               SEMA Group PLC                         2,535,358
  1,181,797               Vodafone Group PLC                     4,929,446
--------------------------------------------------------------------------------
                                                                18,401,846
--------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100%
                          (Cost-- $60,118,782**)               $97,980,281
--------------------------------------------------------------------------------

+    Non-income producing security.
*    All or a portion of this security is on loan (See Note 9).
**   Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
28                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO

   SHARES                           SECURITY                             VALUE
--------------------------------------------------------------------------------
STOCK -- 100.0%
Brazil -- 15.1%
   20,000      Companhia de Bebidas das Americas ADR                   $451,251
   10,000      Petroleo Brasileiro S.A. ADR                             265,195
   18,396      Tele Norte Leste Participacoes S.A. ADR                  407,012
    2,565      Telecomunicacoes Brasileiras S.A. ADR, Preferred*        187,886
   14,440      Uniao de Bancos Brasileiros S.A. GDR                     364,611
--------------------------------------------------------------------------------
                                                                      1,675,955
--------------------------------------------------------------------------------
Greece -- 3.1%
    8,200      Hellenic Telecommunications Organization S.A.            142,924
    5,180      National Bank of Greece S.A.                             196,859
--------------------------------------------------------------------------------
                                                                        339,783
--------------------------------------------------------------------------------
Hong Kong -- 3.2%
   11,480      China Mobile Ltd. ADR+                                   351,577
--------------------------------------------------------------------------------
Hungary -- 1.5%
    7,125      Magyar Tavkozlesi Rt. ADR                                167,437
--------------------------------------------------------------------------------
India -- 4.8%
   19,660      ICICI Ltd. ADR                                           185,541
    2,000      Infosys Technologies Ltd. ADR*                           275,000
   11,200      Pentamedia Graphics Ltd. GDR                              78,400
--------------------------------------------------------------------------------
                                                                        538,941
--------------------------------------------------------------------------------
Israel -- 14.2%
    6,150      Amdocs Ltd.+                                             398,598
    5,700      Comverse Technology Inc.+                                636,977
    4,650      Gilat Satellite Networks Ltd.+                           238,021
    5,300      Teva Pharmaceutical Industries Ltd. ADR                  313,363
--------------------------------------------------------------------------------
                                                                      1,586,959
--------------------------------------------------------------------------------
Mexico -- 16.4%
    9,000      Grupo Televisa S.A. GDR+                                 487,126
   16,500      Telefonos de Mexico S.A. ADR, Series L Shares            889,971
  186,000      Wal-Mart de Mexico S.A. de CV, Series V Shares+          447,971
--------------------------------------------------------------------------------
                                                                      1,825,068
--------------------------------------------------------------------------------
Philippines -- 0.5%
  744,000      SM Prime Holdings Inc.                                    58,181
--------------------------------------------------------------------------------
Singapore -- 1.2%
    9,500      Singapore Press Holdings Ltd.                            135,830
--------------------------------------------------------------------------------
South Africa -- 8.9%
    4,750      Anglo American Platinum Corp. Ltd.                       185,256
   16,591      Bidvest Group Ltd.                                        93,067
   39,600      Dimension Data Holdings PLC                              341,583
    7,600      Investec Group Ltd.                                      227,234
   19,000      Sasol Ltd.                                               145,540
--------------------------------------------------------------------------------
                                                                        992,680
--------------------------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                29

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO

    SHARES                           SECURITY                          VALUE
--------------------------------------------------------------------------------
South Korea -- 12.2%
      8,800      Hyundai Electronics Industries Co. Ltd.+             $54,076
      5,450      Korea Electric Power Corp.                           121,696
      3,500      Korea Telecom Corp.                                  206,153
      3,500      Korea Telecom Corp. ADR                              129,062
     13,200      Samsung Corp.                                         73,107
      1,500      Samsung Electronics                                  187,912
     23,500      SK Telecom Co. Ltd. ADR                              588,969
--------------------------------------------------------------------------------
                                                                    1,360,975
--------------------------------------------------------------------------------
Spain -- 2.3%
      4,357      Telefonica S.A. ADR+                                 252,433
--------------------------------------------------------------------------------
Taiwan -- 16.6%
     63,616      Cathay Life Insurance Co. Ltd.                       114,017
    132,667      China Motor Co. Ltd.                                 124,627
     83,460      Hon Hai Precision Industry Co. Ltd.                  435,857
     75,055      President Chain Store Corp.                          213,377
    131,484      Taiwan Semiconductor Manufacturing Co. Ltd.          398,181
    111,000      United Microelectronics Corp.                        195,513
     27,000      Via Technologies Inc.                                193,566
    182,040      Winbond Electronics Corp.                            176,071
--------------------------------------------------------------------------------
                                                                    1,851,209
--------------------------------------------------------------------------------
                 TOTAL INVESTMENTS-- 100%
                 (Cost-- $9,484,522**)                            $11,137,028
--------------------------------------------------------------------------------

*    All or a portion of this security is on loan (See Note 9).
+    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
30                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                                PACIFIC PORTFOLIO

   SHARES                       SECURITY                            VALUE
--------------------------------------------------------------------------------
STOCK -- 100.0%
Australia -- 2.4%
   34,300      Computershare Ltd.                                 $148,414
--------------------------------------------------------------------------------
Hong Kong -- 7.3%
   10,000      China Mobile Ltd.+                                   64,430
   60,000      Computer & Technologies Holdings Ltd.                41,158
    8,000      HSBC Holdings PLC                                   111,295
   12,000      Hutchison Whampoa Ltd.                              148,864
  400,000      PetroChina Co. Ltd.                                  84,112
--------------------------------------------------------------------------------
                                                                   449,859
--------------------------------------------------------------------------------
Japan -- 75.8%
      500      Advantest Corp.                                      65,161
    5,000      Canon Inc.                                          198,278
   16,000      Daibiru Corp.                                       122,356
   10,000      Daifuku Co. Ltd.                                     82,425
    1,000      Drake Beam Morin Japan Inc.                          29,581
    6,000      Fujitsu Ltd.                                        106,822
    1,000      Hirose Electric Co. Ltd.                            115,395
    3,000      Hosiden Corp.                                        95,614
    3,000      Ito Yokado Co. Ltd.                                 135,452
    1,000      Matsushita Communication Industrial Co. Ltd.        130,965
    6,000      Matsushita Electric Industrial Co . Ltd.            174,192
    2,500      Meitec Corp.                                        104,864
   16,000      Mitsubishi Estate Co. Ltd.*                         169,978
   16,000      Mitsui Fudosan Co. Ltd.                             193,717
    2,000      Murata Manufacturing Co. Ltd.                       239,217
   14,000      Nippon Sheet Glass Co. Ltd.                         212,841
   12,000      Nomura Securities Co. Ltd.                          254,419
       15      NTT Corp.                                           136,413
       24      NTT Data Corp.*                                     186,831
       10      NTT DoCoMo Inc.                                     246,360
   25,000      Obayashi Corp.                                      103,489
   15,000      OJI Paper Co., Ltd.                                  87,233
    4,914      Pasona Softbank Inc.                                 73,806
    3,000      Seven-Eleven Japan Co., Ltd.                        195,073
    5,000      Sharp Corp.                                          63,650
    2,000      Shin-Etsu Chemical Co. Ltd.                          82,058
    1,100      Softbank Corp.                                       65,985
    2,000      Sony Corp.                                          159,723
    3,000      Takeda Chemical Industries Ltd.                     197,546
    5,000      Terumo Corp.                                        141,496
    1,000      Tokyo Electron Ltd.                                  78,212
   30,000      Tokyu Corp.                                         154,959
   10,000      Tostem Corp.*                                       145,618
    1,600      Trend Micro Inc.+                                   150,930
--------------------------------------------------------------------------------
                                                                 4,700,659
--------------------------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                31

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                                PACIFIC PORTFOLIO

    SHARES                          SECURITY                          VALUE
--------------------------------------------------------------------------------
Singapore -- 4.0%
    31,739      Datacraft Asia Ltd.                                 $217,412
    46,500      Star Cruises PLC+                                     34,642
--------------------------------------------------------------------------------
                                                                     252,054
--------------------------------------------------------------------------------
South Korea -- 4.9%
     2,500      Korea Electric Power Corp.                            55,824
     1,600      Korea Telecom Corp.                                   94,242
       700      Samsung Electronics Corp.                             87,692
       300      SK Telecom Co. Ltd.                                   63,956
--------------------------------------------------------------------------------
                                                                     301,714
--------------------------------------------------------------------------------
Taiwan -- 5.6%
    30,912      Cathay Life Insurance Co. Ltd.                        55,403
    23,124      Hon Hai Precision Industry Co. Ltd.                  120,762
    33,062      Taiwan Semiconductor Manufacturing Co., Ltd.         100,125
     7,000      Via Technologies, Inc.                                50,184
         7      Winbond Electronics Corp.                                 69
    11,440      Zyxel Communication Corp.                             23,332
--------------------------------------------------------------------------------
                                                                     349,875
--------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100%
                (Cost-- $6,103,413**)                             $6,202,575
--------------------------------------------------------------------------------

+    Non-income producing security.
*    All or a portion of this security is on loan (See Note 9).
**   Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
32                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 2000
--------------------------------------------------------------------------------

                                                        Global
                                                      Government                              Emerging
                                                         Bond              European            Markets             Pacific
                                                      Portfolio           Portfolio           Portfolio           Portfolio
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost                             $125,175,010         $60,118,782         $9,484,522          $6,103,413
   Foreign currency, at cost                                  --                 554            445,374             129,980
   Payable to bank, foreign currency                         201                  --                 --                  --
-----------------------------------------------------------------------------------------------------------------------------
   Investments, at value                            $113,148,160         $97,980,281        $11,137,028          $6,202,575
   Foreign currency, at value                                 --                 558            436,899             124,787
   Cash                                                       --             160,426             43,437                  --
   Collateral for securities on loan (Note 9)         16,364,950          12,770,616            438,000             456,230
   Dividends and interest receivable                   2,752,490              41,640             12,432               8,426
   Receivable for open forward foreign
       currency contracts (Note 4)                       134,568                  --                 --                  --
   Receivable for Fund shares sold                        49,785           2,915,369                 --                  --
   Receivable from Manager                                    --                  --                 --              34,741
   Receivable for securities sold                             --              16,852                 --             330,234
-----------------------------------------------------------------------------------------------------------------------------
   Total Assets                                      132,449,953         113,885,742         12,067,796           7,156,993
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 9)            16,364,950          12,770,616            438,000             456,230
   Payable for open forward foreign
       currency contracts (Note 4)                       872,944                  --                 --                  --
   Management fees payable                                75,684              74,446              9,783                  --
   Payable for Fund shares purchased                      14,188             263,474              2,223              11,629
   Distribution fees payable                               3,059              23,252              4,277               7,083
   Payable to bank, foreign currency                         699                  --                 --                  --
   Payable to bank                                           176                  --                 --             351,681
   Accrued expenses                                      101,538              89,248             41,254              45,033
-----------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                  17,433,238          13,221,036            495,537             871,656
-----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                    $115,016,715        $100,664,706        $11,572,259          $6,285,337
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                           $10,553              $4,040             $1,354                $871
   Capital paid in excess of par value               119,254,381          56,714,539         19,800,996           8,848,287
   Undistributed net investment income                12,412,168                  --                 --                  --
   Accumulated net realized gain (loss) from
       security transactions                          (3,785,188)          6,086,897         (9,873,275)         (2,657,616)
   Net unrealized appreciation (depreciation)
       of investments and foreign currencies         (12,875,199)         37,859,230          1,643,184              93,795
-----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                    $115,016,715        $100,664,706        $11,572,259          $6,285,337
-----------------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                33

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (continued)                October 31, 2000
--------------------------------------------------------------------------------

                                                    Global
                                                  Government                              Emerging
                                                     Bond             European             Markets          Pacific
                                                   Portfolio          Portfolio           Portfolio        Portfolio
---------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
       Class A                                     5,527,682          1,844,742            428,256          281,144
       --------------------------------------------------------------------------------------------------------------
       Class B                                       510,347          1,513,790            538,286          281,528
       --------------------------------------------------------------------------------------------------------------
       Class L                                       160,378            681,757            203,239          308,082
       --------------------------------------------------------------------------------------------------------------
       Class Y                                     4,354,224                 --            184,145               --
       --------------------------------------------------------------------------------------------------------------

Net Asset Value:
       Class A (and redemption price)                 $10.95             $25.52              $8.73            $7.44
       --------------------------------------------------------------------------------------------------------------
       Class B *                                      $10.92             $24.42              $8.37            $7.14
       --------------------------------------------------------------------------------------------------------------
       Class L **                                     $10.92             $24.38              $8.36            $7.09
       --------------------------------------------------------------------------------------------------------------
       Class Y (and redemption price)                 $10.83                 --              $8.86               --
       --------------------------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.71% of
          net asset value per share)                  $11.47                 --                 --               --
   ------------------------------------------------------------------------------------------------------------------
   Class A (net asset value plus 5.26% of
          net asset value per share)                      --             $26.86              $9.19            $7.83
   ------------------------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of
          net asset value per share)                  $11.03             $24.63              $8.44            $7.16
---------------------------------------------------------------------------------------------------------------------


* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC for Global Government Bond Portfolio or by a 5.00% CDSC for European, Emerging Markets and Pacific Portfolios if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemded within the first year of purchase.




                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
34                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Operations                     For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

                                                                  Global
                                                                Government                            Emerging
                                                                   Bond            European            Markets            Pacific
                                                                Portfolio          Portfolio          Portfolio          Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                    $6,678,451           $261,479            $35,853            $35,628
   Dividends                                                           --          1,395,693            177,795             43,658
   Less: Foreign withholding tax                                       --           (169,301)           (27,834)            (7,525)
   Less: Interest expense                                              --            (73,415)                --                 --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                      6,678,451          1,414,456            185,814             71,761
-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Management fees (Note 2)                                       902,878            906,567            164,061             99,188
   Distribution fees (Note 2)                                     225,022            708,235            102,444             86,479
   Shareholder and system servicing fees                           81,173            153,500             37,801             30,020
   Audit and legal                                                 37,000             37,000             35,000             26,000
   Registration fees                                               31,000             55,000             45,000             37,000
   Custody                                                         26,000             55,000             28,500             21,000
   Shareholder communications                                      18,213             35,000             15,000             12,500
   Directors' fees                                                  4,650              4,000              4,000              3,000
   Pricing service fees                                                --              4,000              3,500              5,000
   Other                                                            2,989              3,000              4,500              1,009
-----------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                               1,328,925          1,961,302            439,806            321,196
   Less: Management fee waiver (Note 2)                                --                 --                 --            (91,069)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                 1,328,925          1,961,302            439,806            230,127
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                    5,349,526           (546,846)          (253,992)          (158,366)
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTES 3 AND 4):

   Realized Gain (Loss) From:
       Security transactions                                   (3,640,918)         6,608,709          1,223,188            876,492
       Foreign currency transactions                           15,818,027             26,181              4,284              8,185
-----------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain                                           12,177,109          6,634,890          1,227,472            884,677
-----------------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments and Foreign Currencies:
       Beginning of year                                       (2,525,074)        24,992,588          2,708,960          4,545,856
       End of year                                            (12,875,199)        37,859,231          1,643,184             93,795
-----------------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)       (10,350,125)        12,866,643         (1,065,776)        (4,452,061)
-----------------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments and Foreign Currencies           1,826,984         19,501,533            161,696         (3,567,384)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations              $7,176,510        $18,954,687           $(92,296)       $(3,725,750)
-----------------------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                35


------------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                              For the Year Ended October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------


                                                               Global
                                                             Government                             Emerging
                                                               Bond              European            Markets            Pacific
                                                             Portfolio          Portfolio           Portfolio          Portfolio
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                              $5,349,526          $(546,846)         $(253,992)         $(158,366)
   Net realized gain                                         12,177,109          6,634,890          1,227,472            884,677
   Change in net unrealized appreciation (depreciaion)      (10,350,125)        12,866,643         (1,065,776)        (4,452,061)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in
       Net Assets From Operations                             7,176,510         18,954,687            (92,296)        (3,725,750)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                     (9,711,668)                --                 --            (93,592)
   Net realized gains                                                --         (4,140,556)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
       Distributions to Shareholders                         (9,711,668)        (4,140,556)                --            (93,592)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                           7,846,357        817,039,119         18,485,695         49,789,716
   Net asset value of shares issued
       for reinvestment of dividends                          3,937,060          3,926,750                 --             90,577
   Cost of shares reacquired                                (21,688,197)      (816,232,892)       (20,557,031)       (52,689,365)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
       Fund Share Transactions                               (9,904,780)         4,732,977         (2,071,336)        (2,809,072)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                           (12,439,938)        19,547,108         (2,163,632)        (6,628,414)

NET ASSETS:
   Beginning of year                                        127,456,653         81,117,598         13,735,891         12,913,751
------------------------------------------------------------------------------------------------------------------------------------
   End of year*                                            $115,016,715       $100,664,706        $11,572,259         $6,285,337
------------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:          $12,412,168                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
36                                            2000 Annual Report to Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)                                                 For the Year Ended October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------


                                                             Global
                                                           Government                            Emerging
                                                             Bond              European           Markets            Pacific
                                                           Portfolio          Portfolio          Portfolio          Portfolio
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                           $6,068,866          $(415,689)         $(234,568)          $(84,047)
   Net realized gain (loss)                                1,789,311          4,192,014         (4,648,121)           585,644
   Increase (decrease) in
       net unrealized appreciation                        (9,884,141)        10,944,921          8,457,364          4,080,418
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in
       Net Assets From Operations                         (2,025,964)        14,721,246          3,574,675          4,582,015
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (6,073,273)                --                 --                 --
   Net realized gains                                             --         (1,344,312)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
       Distributions to Shareholders                      (6,073,273)        (1,344,312)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                       18,556,991        339,884,177         17,353,837         50,017,389
   Net asset value of shares issued
       for reinvestment of dividends                       2,636,510          1,277,397                 --                 --
   Cost of shares reacquired                             (28,490,266)      (351,836,377)       (21,161,899)       (46,615,096)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
       Fund Share Transactions                            (7,296,765)       (10,674,803)        (3,808,062)         3,402,293
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                        (15,396,002)         2,702,131           (233,387)         7,984,308

NET ASSETS:
   Beginning of year                                     142,852,655         78,415,467         13,969,278          4,929,443
------------------------------------------------------------------------------------------------------------------------------------
   End of year*                                         $127,456,653        $81,117,598        $13,735,891        $12,913,751
------------------------------------------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                    --                 --                 --          $(134,587)
------------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:        $3,140,784                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------



                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                37

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Global Government Bond, European, Emerging Markets and Pacific Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Fund consists of these Portfolios and the International All Cap Growth Portfolio, formerly known as the International Equity Portfolio. The financial statements and financial highlights for the International All Cap Growth Portfolio, formerly known as the International Equity Portfolio, are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) direct expenses are charged to each Portfolio and class; management fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the capital accounts of the Global Government Bond Portfolio, European Portfolio, Emerging Markets Portfolio and Pacific Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $233,745 and $248,478 was reclassified to paid in capital for the Emerging Markets and Pacific Portfolios, respectively. Net investment income, net realized gains and net assets were not affected by this change. (l) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets,

--------------------------------------------------------------------------------
38                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolios. The Global Government Bond Portfolio pays SSBC a management fee calculated at an annual rate of 0.75% of the daily net assets of the portfolio. The European and Pacific Portfolios pay SSBC a management fee calculated at an annual rate of 0.85% of the average daily net assets of each respective Portfolio. The Emerging Markets Portfolio pays SSBC a management fee calculated at an annual rate of 1.00% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly. For the year ended October 31, 2000, SSBC waived a portion of its management fee for the Pacific Portfolio totaling $91,069.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended October 31, 2000, the Portfolios paid transfer agent fees of $225,421 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolios' distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolios' agency transactions. Certain other broker-dealers, continue to sell Portfolios' shares to the public as members of the selling group. For the year ended October 31, 2000, SSB and its affiliates received brokerage commissions of $3,450.

For the Global Government Bond Portfolio, there are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. For the European, Emerging Markets and Pacific Portfolios, there are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. For each Portfolio, Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                39

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the year ended October 31, 2000, CDSC's received by SSB were approximately:

Portfolio                  Class B     Class L
------------------------------------------------
Global Government Bond    $  6,000          --
------------------------------------------------
European                    76,000      $4,000
------------------------------------------------
Emerging Markets            16,000       1,000
------------------------------------------------
Pacific                     17,000       6,000
------------------------------------------------

For the year ended October 31, 2000, sales charges received by SSB and CFBDS were approximately:

Portfolio                  Class A       Class L
------------------------------------------------
Global Government Bond     $  4,000       $1,000
------------------------------------------------
European                    182,000       48,000
------------------------------------------------
Emerging Markets              9,000        8,000
------------------------------------------------
Pacific                      61,000       13,000
------------------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class' shares. The Global Government Bond Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets of each class, respectively. The European, Emerging Markets and Pacific Portfolios pay a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each respective Portfolio and class. For the year ended October 31, 2000, total Distribution Plan fees incurred by the Portfolios were:

Portfolio                    Class A       Class B       Class L
------------------------------------------------------------------
Global Government Bond      $157,951       $54,753       $12,318
------------------------------------------------------------------
European                     119,439       430,114       158,682
------------------------------------------------------------------
Emerging Markets              14,410        64,890        23,144
------------------------------------------------------------------
Pacific                       10,085        41,507        34,887
------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                     Purchases           Sales
-----------------------------------------------------------
Global Government Bond     $ 132,732,517      $133,927,361
-----------------------------------------------------------
European                      25,853,896        32,882,292
-----------------------------------------------------------
Emerging Markets               3,049,824         5,591,765
-----------------------------------------------------------
Pacific                        9,492,540        10,373,737
-----------------------------------------------------------



--------------------------------------------------------------------------------
40                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At October 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 Net Unrealized
                                                                  Appreciation
Portfolio                     Appreciation     Depreciation      (Depreciation)
--------------------------------------------------------------------------------
Global Government Bond        $  121,405      $(12,148,255)      $(12,026,850)
--------------------------------------------------------------------------------
European                      41,424,194        (3,562,695)        37,861,499
--------------------------------------------------------------------------------
Emerging Markets               3,391,220        (1,738,714)         1,652,506
--------------------------------------------------------------------------------
Pacific                        1,362,071        (1,262,909)            99,162
--------------------------------------------------------------------------------

4. Forward Foreign Currency Contracts

At October 31, 2000, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                    Local                Market       Settlement           Unrealized
Foreign Currency                                  Currency               Value           Date              Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------
Global Government Bond Portfolio
To Sell:
British Pound                                    11,790,000           $17,128,798      11/27/00            $(124,549)
Canadian Dollar                                   4,890,000             3,203,626      11/27/00               17,718
Danish Krona                                      5,780,000               658,867      11/27/00              (10,885)
Euro                                             52,190,000            44,292,608      11/27/00             (705,607)
Japanese Yen                                  1,190,000,000            10,952,918      11/27/00              116,850
Swedish Krona                                    26,320,000             2,632,694      11/27/00              (31,903)
-----------------------------------------------------------------------------------------------------------------------
Total Unrealized Loss on Open
    Forward Foreign Currency Contracts                                                                     $(738,376)
-----------------------------------------------------------------------------------------------------------------------
European Portfolio
To Sell:
Euro                                                 19,883               $16,857       11/6/00                   --
-----------------------------------------------------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Portfolios did not hold any purchased call or put option contracts.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is



--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                41

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 2000, the Portfolios did not enter into any written covered call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2000, the Portfolios did not have any open futures contracts.

7. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. As of October 31, 2000, 68.9% of the Pacific Portfolio's total investments were concentrated in Japan.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.



--------------------------------------------------------------------------------
42                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Capital Loss Carryforwards

At October 31, 2000, Global Government Bond, Emerging Markets and Pacific Portfolios had, for Federal income tax purposes, approximately $3,785,000, $9,870,000 and $2,651,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

Portfolio                         2003             2004            2005          2006          2007          2008           Total
----------------------------------------------------------------------------------------------------------------------------------
Global Government Bond               --               --              --            --     $2,148,00    $1,637,000      $3,785,000
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                     --               --              --     $5,252,00     4,618,000            --       9,870,000
----------------------------------------------------------------------------------------------------------------------------------
Pacific                        $166,000         $246,000        $515,000     1,724,000           --             --       2,651,000
----------------------------------------------------------------------------------------------------------------------------------

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2000, the Portfolios listed below had loaned common stocks and bonds which were collateralized by cash. In addition, the European Portfolio had loaned common stocks collateralized by securities. The market value for the securities on loan for each Portfolio was as follows:

Portfolio                                                              Value
--------------------------------------------------------------------------------
Global Government Bond                                              $15,799,945
--------------------------------------------------------------------------------
European                                                             12,224,761
--------------------------------------------------------------------------------
Emerging Markets                                                        458,125
--------------------------------------------------------------------------------
Pacific                                                                 438,668
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               43

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At October 31, 2000, the Portfolios held the following collateral for loaned securities:
Global Government Bond Portfolio
Security Descriptions                                                   Value
--------------------------------------------------------------------------------
Time Deposits:
    Banco Santader ch sa-London, 6.660% due 11/1/00                    $808,492
    Bank of Austria, 6.656% due 11/1/00                                 808,492
    Bank of Ireland, 6.688% due 11/1/00                                 808,492
    Banque Bruxelles Lambert London, 6.656% due 11/1/00                 808,492
    Barclays Bank PLC, 6.660% due 11/1/00                               808,492
    Caisse de Depots et Consign, Paris, 6.656% due 11/1/00              808,492
    Firstar Bank G.C., 6.656% due 11/1/00                               810,816
    Nordeutsche Landesbank, Singapore, 6.656% due 11/1/00               808,492
    Toronto Dominion, London, 6.660% due 11/1/00                        808,493
    Wells Fargo Bank Minnesota N.A., GC, 6.656% due 11/1/00             810,816
Repurchase Agreements:
    Bear Stearns & Co., 6.680% due 11/1/00                            1,554,654
    CS First Boston Corp., 6.680% due 11/1/00                         1,742,441
    J.P. Morgan Securities, 6.700% due 11/1/00                          808,493
    Morgan Stanley Dean Witter & Co., 6.605% due 11/1/00              1,742,441
Commercial Paper:
    Associates Corp. of North America, 6.651% due 11/1/00               808,343
    General Electric Capital International, 6.661% due 11/1/00          810,666
    UBS Finance (Delaware) Inc., 6.651% due 11/1/00                     808,343
--------------------------------------------------------------------------------
Total                                                               $16,364,950
--------------------------------------------------------------------------------


European Portfolio
Security Descriptions                                                   Value
--------------------------------------------------------------------------------
Time Deposits:
    Banco Santader ch sa-London, 6.660% due 11/1/00                    $630,918
    Bank of Austria, 6.656% due 11/1/00                                 630,918
    Bank of Ireland, 6.688% due 11/1/00                                 630,918
    Banque Bruxelles Lambert London, 6.656% due 11/1/00                 630,918
    Barclays Bank PLC, 6.660% due 11/1/00                               630,918
    Caisse de Depots et Consign, Paris, 6.656% due 11/1/00              630,918
    Firstar Bank G.C., 6.656% due 11/1/00                               632,731
    Nordeutsche Landesbank, Singapore, 6.656% due 11/1/00               630,918
    Toronto Dominion, London, 6.660% due 11/1/00                        630,919
    Wells Fargo Bank Minnesota N.A., GC, 6.656% due 11/1/00             632,731
Repurchase Agreements:
    Bear Stearns & Co., 6.680% due 11/1/00                            1,213,196
    CS First Boston Corp., 6.680% due 11/1/00                         1,359,738
    J.P. Morgan Securities, 6.700% due 11/1/00                          630,919
    Morgan Stanley Dean Witter & Co., 6.605% due 11/1/00              1,359,738
Commercial Paper:
    Associates Corp. of North America, 6.651% due 11/1/00               630,802
    General Electric Capital International, 6.661% due 11/1/00          632,614
    UBS Finance (Delaware) Inc., 6.651% due 11/1/00                     630,802
--------------------------------------------------------------------------------
Total                                                               $12,770,616
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
44                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Emerging Markets Portfolio
Security Descriptions                                                Value
--------------------------------------------------------------------------------
Time Deposits:
   Banco Santader ch sa-London, 6.660% due 11/1/00                  $21,639
   Bank of Austria, 6.656% due 11/1/00                               21,639
   Bank of Ireland, 6.688% due 11/1/00                               21,639
   Banque Bruxelles Lambert London, 6.656% due 11/1/00               21,639
   Barclays Bank PLC, 6.660% due 11/1/00                             21,639
   Caisse de Depots et Consign, Paris, 6.656% due 11/1/00            21,639
   Firstar Bank G.C., 6.656% due 11/1/00                             21,701
   Nordeutsche Landesbank, Singapore, 6.656% due 11/1/00             21,639
   Toronto Dominion, London, 6.660% due 11/1/00                      21,639
   Wells Fargo Bank Minnesota N.A., GC, 6.656% due 11/1/00           21,701
Repurchase Agreements:
   Bear Stearns & Co., 6.680% due 11/1/00                            41,610
   CS First Boston Corp., 6.680% due 11/1/00                         46,635
   J.P. Morgan Securities, 6.700% due 11/1/00                        21,639
   Morgan Stanley Dean Witter & Co., 6.605% due 11/1/00              46,635
Commercial Paper:
   Associates Corp. of North America, 6.651% due 11/1/00             21,635
   General Electric Capital International, 6.661% due 11/1/00        21,697
   UBS Finance (Delaware) Inc., 6.651% due 11/1/00                   21,635
--------------------------------------------------------------------------------
Total                                                              $438,000
--------------------------------------------------------------------------------

Pacific Portfolio
Security Descriptions                                                Value
--------------------------------------------------------------------------------
Time Deposits:
   Banco Santader ch sa-London, 6.660% due 11/1/00                  $22,540
   Bank of Austria, 6.656% due 11/1/00                               22,540
   Bank of Ireland, 6.688% due 11/1/00                               22,540
   Banque Bruxelles Lambert London, 6.656% due 11/1/00               22,540
   Barclays Bank PLC, 6.660% due 11/1/00                             22,540
   Caisse de Depots et Consign, Paris, 6.656% due 11/1/00            22,540
   Firstar Bank G.C., 6.656% due 11/1/00                             22,604
   Nordeutsche Landesbank, Singapore, 6.656% due 11/1/00             22,539
   Toronto Dominion, London, 6.660% due 11/1/00                      22,539
   Wells Fargo Bank Minnesota N.A., GC, 6.656% due 11/1/00           22,604
Repurchase Agreements:
   Bear Stearns & Co., 6.680% due 11/1/00                            43,341
   CS First Boston Corp., 6.680% due 11/1/00                         48,577
   J.P. Morgan Securities, 6.700% due 11/1/00                        22,539
   Morgan Stanley Dean Witter & Co., 6.605% due 11/1/00              48,577
Commercial Paper:
   Associates Corp. of North America, 6.651% due 11/1/00             22,535
   General Electric Capital International, 6.661% due 11/1/00        22,600
   UBS Finance (Delaware) Inc., 6.651% due 11/1/00                   22,535
--------------------------------------------------------------------------------
Total                                                              $456,230
--------------------------------------------------------------------------------

In addition to the above noted cash collateral, the European Portfolio held securities collateral with a market value of $30,579 as of October 31, 2000.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                45

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Income earned by the Portfolios from securities loaned for the year ended October 31, 2000 was as follows:



                                              Global
                                            Government                      Emerging
                                               Bond        European         Markets          Pacific
                                             Portfolio     Portfolio       Portfolio        Portfolio
---------------------------------------------------------------------------------------------------------
Income                                        $20,036      $50,904          $11,669          $6,157
---------------------------------------------------------------------------------------------------------

10. Capital Shares

At October 31, 2000, the Fund had one billion shares of capital stock authorized with a par value of $ 0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2000, total paid-in capital amounted to the following for each
Portfolio:

Portfolio                                  Class A         Class B         Class L          Class Y
---------------------------------------------------------------------------------------------------------
Global Government Bond                     $61,634,964      $4,82$,581       2,163,533      $50,642,856
---------------------------------------------------------------------------------------------------------
European                                    27,142,614      15,460,572      14,115,393               --
---------------------------------------------------------------------------------------------------------
Emerging Markets                             6,235,772       8,989,734       3,040,678        1,536,166
---------------------------------------------------------------------------------------------------------
Pacific                                      2,900,376       3,085,369       2,863,413               --
---------------------------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                               Year Ended                          Year Ended
                                           October 31, 2000                      October 31, 1999
                                     ------------------------------        ------------------------------
                                        Shares           Amount               Shares           Amount
---------------------------------------------------------------------------------------------------------
Global Government Bond Portfolio
Class A
Shares sold                             321,561         $3,504,170            379,601         $4,408,169
Shares issued on reinvestment           291,847          3,155,911            185,035          2,147,392
Shares reacquired                    (1,215,767)       (13,269,359)        (1,913,231)       (22,315,455)
---------------------------------------------------------------------------------------------------------
Net Decrease                           (602,359)       $(6,609,278)        (1,348,595)      $(15,759,894)
---------------------------------------------------------------------------------------------------------
Class B
Shares sold                               7,104            $77,017             56,587           $669,157
Shares issued on reinvestment            40,906            440,956             31,703            367,804
Shares reacquired                      (387,717)        (4,220,251)          (465,281)        (5,410,347)
---------------------------------------------------------------------------------------------------------
Net Decrease                           (339,707)       $(3,702,278)          (376,991)       $(4,373,386)
---------------------------------------------------------------------------------------------------------
Class L
Shares sold                              23,805           $262,077             13,517           $157,346
Shares issued on reinvestment            10,298            111,037              5,766             66,804
Shares reacquired                       (28,938)          (313,117)           (65,706)          (764,464)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                   5,165            $59,997            (46,423)         $(540,314)
---------------------------------------------------------------------------------------------------------
Class Y
Shares sold                             370,344         $4,003,093          1,151,897        $13,322,319
Shares issued on reinvestment            21,456            229,156              4,892             54,510
Shares reacquired                      (362,484)        (3,885,470)                --                 --
Net Increase                             29,316           $346,779          1,156,789        $13,376,829
---------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
46                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


                                               Year Ended                               Year Ended
                                           October 31, 2000                           October 31, 1999
                                     ------------------------------             ------------------------------
                                        Shares           Amount                    Shares           Amount
--------------------------------------------------------------------------------------------------------------
European Portfolio
Class A
Shares sold                           28,890,006        $774,104,339          14,508,592        $302,669,958
Shares issued on reinvestment             61,729           1,577,803              21,291             439,883
Shares reacquired                    (28,521,841)       (769,283,567)        (14,533,239)       (304,802,469)
--------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  429,894          $6,398,575              (3,356)        $(1,692,628)
--------------------------------------------------------------------------------------------------------------
Class B
Shares sold                              658,332         $17,200,691             953,658         $19,317,878
Shares issued on reinvestment             71,251           1,756,339              32,746             658,501
Shares reacquired                       (937,017)        (24,234,931)         (1,380,533)        (28,069,881)
--------------------------------------------------------------------------------------------------------------
Net Decrease                            (207,434)        $(5,277,901)           (394,129)        $(8,093,502)
--------------------------------------------------------------------------------------------------------------
Class L
Shares sold                            1,015,248         $25,734,089             887,776         $17,896,341
Shares issued on reinvestment             24,080             592,608               8,919             179,013
Shares reacquired                       (889,757)        (22,714,394)           (933,531)        (18,964,027)
--------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  149,571          $3,612,303             (36,836)          $(888,673)
--------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio
Class A
Shares sold                              908,870         $10,217,668           1,636,720         $13,139,320
Shares reacquired                     (1,031,190)        (11,681,915)         (1,899,726)        (15,412,364)
--------------------------------------------------------------------------------------------------------------
Net Decrease                            (122,320)        $(1,464,247)           (263,006)        $(2,273,044)
--------------------------------------------------------------------------------------------------------------
Class B
Shares sold                              638,082          $6,991,981             315,062          $2,527,606
Shares reacquired                       (741,082)         (8,002,223)           (549,267)         (4,314,145)
--------------------------------------------------------------------------------------------------------------
Net Decrease                            (103,000)        $(1,010,242)           (234,205)        $(1,786,539)
--------------------------------------------------------------------------------------------------------------
Class L
Shares sold                               84,682            $968,085             156,610          $1,264,649
Shares reacquired                        (83,680)           (872,893)           (179,799)         (1,435,390)
--------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                    1,002             $95,192             (23,189)          $(170,741)
--------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                               29,127            $307,961              54,732            $422,262
--------------------------------------------------------------------------------------------------------------
Net Increase                              29,127            $307,961              54,732            $422,262
--------------------------------------------------------------------------------------------------------------
Pacific Portfolio
Class A
Shares sold                            3,375,808         $38,064,622           3,886,615         $32,085,747
Shares issued on reinvestment              4,540              60,388                  --                  --
Shares reacquired                     (3,514,885)        (39,860,425)         (3,736,734)        (30,751,044)
--------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 (134,537)        $(1,735,415)            149,881          $1,334,703
--------------------------------------------------------------------------------------------------------------
Class B
Shares sold                              300,077          $3,745,367             807,310          $7,262,774
Shares issued on reinvestment                781              10,023                  --                  --
Shares reacquired                       (340,609)         (3,758,896)           (817,705)         (7,303,299)
--------------------------------------------------------------------------------------------------------------
Net Decrease                             (39,751)            $(3,506)            (10,395)           $(40,525)
--------------------------------------------------------------------------------------------------------------
Class L
Shares sold                              722,885          $7,979,727           1,353,683         $10,668,868
Shares issued on reinvestment              1,580              20,166                  --                  --
Shares reacquired                       (804,676)         (9,070,044)         (1,117,046)         (8,560,753)
--------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  (80,211)        $(1,070,151)            236,637          $2,108,115
--------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                47

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                                    Class  A Shares
                                                   ---------------------------------------------------------------------------------
Global Government Bond Portfolio                    2000(1)           1999(1)           1998(1)           1997(1)           1996(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $11.18            $11.88            $12.22            $12.55            $12.30
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income                             0.48              0.51              0.54              0.59              0.70
    Net realized and unrealized gain (loss)           0.17             (0.69)             0.39              0.38              0.42
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   0.65             (0.18)             0.93              0.97              1.12
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income(2)                         (0.88)            (0.52)            (0.22)            (1.22)            (0.87)
    Net realized gains                                  --                --             (0.60)            (0.08)               --
    Capital                                             --                --             (0.45)               --                --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.88)            (0.52)            (1.27)            (1.30)            (0.87)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $10.95            $11.18            $11.88            $12.22            $12.55
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                          6.13%            (1.62)%            8.08%             8.21%             9.41%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $60,546           $68,532           $88,836           $94,957          $106,536
------------------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
    Expenses(3)                                       1.21%             1.26%             1.22%             1.26%             1.26%
    Net investment income                             4.35              4.39              4.58              4.82              5.69
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                121%              164%              287%              367%              133%
------------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(3) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred.
     If the credits were taken into consideration, the expense ratio for Class A shares would have been 1.24%.


-------------------------------------------------------------------------------
48                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                                   Class B Shares
                                                   ---------------------------------------------------------------------------------
Global Government Bond Portfolio                    2000(1)          1999(1)          1998(1)           1997(1)           1996(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                 $11.16           $11.87           $12.22            $12.50            $12.26
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income                            0.42             0.45             0.47              0.52              0.63
    Net realized and unrealized gain (loss)          0.17            (0.69)            0.39              0.38              0.42
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  0.59            (0.24)            0.86              0.90              1.05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income(2)                        (0.83)           (0.47)           (0.19)            (1.10)            (0.81)
    Net realized gains                                 --               --            (0.60)            (0.08)               --
    Capital                                            --               --            (0.42)               --                --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.83)           (0.47)           (1.21)            (1.18)            (0.81)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $10.92           $11.16           $11.87            $12.22            $12.50
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                         5.56%           (2.11)%           7.46%             7.62%             8.83%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $5,574           $9,485          $14,569           $19,690           $25,970
------------------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
    Expenses(3)                                      1.76%            1.81%            1.77%             1.80%             1.81%
    Net investment income                            3.88             3.86             3.93              4.24              5.15
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               121%             164%             287%              367%              133%
------------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(3) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred.
     If the credits were taken into consideration, the expense ratio for Class B shares would have been 1.78%.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               49

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                                   Class L Shares
                                                   ---------------------------------------------------------------------------------
Global Government Bond Portfolio                   2000(1)          1999(1)          1998(1)(2)          1997(1)          1996(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $11.15           $11.86           $12.19              $12.47           $12.23
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income                           0.42             0.46             0.48                0.53             0.64
    Net realized and unrealized gain (loss)         0.18            (0.70)            0.40                0.38             0.41
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.60            (0.24)            0.88                0.91             1.05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income(3)                       (0.83)           (0.47)           (0.19)              (1.11)           (0.81)
    Net realized gains                                --               --            (0.60)              (0.08)              --
    Capital                                           --               --            (0.42)                 --               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.83)           (0.47)           (1.21)              (1.19)           (0.81)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $10.92           $11.15           $11.86              $12.19           $12.47
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                        5.67%           (2.11)%           7.67%               7.73%            8.90%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $1,752           $1,731           $2,391              $3,257           $3,986
------------------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
    Expenses(4)                                     1.67%            1.72%            1.68%               1.69%            1.74%
    Net investment income                           3.88             3.98             4.01                4.33             5.22
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              121%             164%             287%                367%             133%
------------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(4) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred.
     If the credits were taken into consideration, the expense ratio for Class L shares would have been 1.71%.



--------------------------------------------------------------------------------
50                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                                      Class Y Shares
                                                   ---------------------------------------------------------------------------------
Global Government Bond Portfolio                    2000(1)           1999(1)           1998(1)           1997(1)           1996(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                 $11.03            $11.70            $12.03            $12.39            $12.14
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income                            0.51              0.54              0.59              0.63              0.73
    Net realized and unrealized gain (loss)          0.18             (0.68)             0.37              0.37              0.42

Total Income (Loss) From Operations                  0.69             (0.14)             0.96              1.00              1.15

Less Distributions From:
    Net investment income(2)                        (0.89)            (0.53)            (0.23)            (1.28)            (0.90)
    Net realized gains                                 --                --             (0.60)            (0.08)               --
    Capital                                            --                --             (0.46)               --                --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.89)            (0.53)            (1.29)            (1.36)            (0.90)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $10.83            $11.03            $11.70            $12.03            $12.39
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                         6.59%            (1.28)%            8.50%             8.61%             9.82%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $47,145           $47,708           $37,057           $28,097           $15,105
------------------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
    Expenses(3)                                      0.85%             0.91%             0.83%             0.89%             0.84%
    Net investment income                            4.71              4.69              5.06              5.19              6.12
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               121%              164%              287%              367%              133%
------------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(3) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred.
     If the credits were taken into consideration, the expense ratio for Class Y shares would have been 0.81%.



--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               51

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                                 Class A Shares
                                              --------------------------------------------------------------------------------------
European Portfolio                             2000(1)          1999(1)             1998(1)           1997(1)            1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $22.58            $19.44              $18.23            $17.25            $14.67
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income (loss)               (0.01)            (0.00)*              0.06             (0.08)            (0.08)
    Net realized and unrealized gain            4.08              3.47                1.54              2.22              2.79
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                    4.07              3.47                1.60              2.14              2.71
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                         --                --                  --                --             (0.09)
    Net realized gains                         (1.13)            (0.33)              (0.39)            (1.16)            (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (1.13)            (0.33)              (0.39)            (1.16)            (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $25.52            $22.58              $19.44            $18.23            $17.25
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                   18.02%            18.02%               9.10%            12.88%            18.65%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $47,080           $31,946             $27,563           $14,118           $10,528
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Net investment income (loss)               (0.04)%           (0.00)%**            0.30%            (0.42)%           (0.49)%
    Interest expense                            0.07                --                  --                --                --
    Other expenses                              1.39              1.51                1.56              1.80              1.85
    Total expenses                              1.46              1.51                1.56              1.80              1.85
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           25%               17%                 27%               28%               39%
------------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
*    Amount represents less than $0.01 per share.
**   Amount represents less than 0.01%.


--------------------------------------------------------------------------------
52                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                                 Class B Shares
                                            ----------------------------------------------------------------------------------------
European Portfolio                            2000(1)            1999(1)            1998(1)            1997(1)            1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $21.83             $18.95             $17.92             $17.09             $14.56
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss                       (0.24)             (0.16)             (0.11)             (0.20)             (0.20)
    Net realized and unrealized gain           3.96               3.37               1.53               2.19               2.77
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                   3.72               3.21               1.42               1.99               2.57
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net realized gains                        (1.13)             (0.33)             (0.39)             (1.16)             (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (1.13)             (0.33)             (0.39)             (1.16)             (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $24.42             $21.83             $18.95             $17.92             $17.09
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                  17.00%             17.10%              8.24%             12.08%             17.72%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $36,963            $37,575            $40,090            $29,221            $26,384
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Net investment loss                       (0.93)%            (0.81)%            (0.56)%            (1.13)%            (1.22)%
    Interest expense                           0.07                 --                 --                 --                 --
    Other expenses                             2.24               2.28               2.32               2.52               2.59
    Total expenses                             2.31               2.28               2.32               2.52               2.59
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          25%                17%                27%                28%                39%
------------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               53

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                                Class L Shares
                                            ----------------------------------------------------------------------------------------
European Portfolio                           2000(1)            1999(1)            1998(1)(2)            1997(1)            1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $21.79             $18.91             $17.86                $17.04            $14.51
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss                       (0.22)             (0.15)             (0.07)                (0.21)            (0.14)
    Net realized and unrealized gain           3.94               3.36               1.51                  2.19              2.71
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                   3.72               3.21               1.44                  1.98              2.57
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net realized gains                        (1.13)             (0.33)             (0.39)                (1.16)            (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (1.13)             (0.33)             (0.39)                (1.16)            (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $24.38             $21.79             $18.91                $17.86            $17.04
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                  17.03%             17.14%              8.38%                12.06%            17.78%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $16,622            $11,597            $10,762                $3,110            $2,011
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Net investment loss                       (0.84)%            (0.74)%            (0.37)%               (1.18)%           (1.17)%
    Interest expense                           0.07                 --                 --                    --                --
    Other expenses                             2.21               2.24               2.18                  2.54              2.52
    Total expenses                             2.28               2.24               2.18                  2.54              2.52
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          25%                17%                27%                   28%               39%
------------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
54                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                                  Class A Shares
                                                   ---------------------------------------------------------------------------------
Emerging Markets Portfolio                          2000(1)          1999(1)          1998(1)          1997(1)           1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $9.03            $7.03           $12.45           $12.08            $11.06
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss(2)                          (0.14)           (0.10)           (0.06)           (0.05)            (0.02)
    Net realized and unrealized gain (loss)         (0.16)            2.10            (5.36)            0.42              1.04
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.30)            2.00            (5.42)            0.37              1.02
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                              --               --               --               --                --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --               --               --               --                --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $8.73            $9.03            $7.03           $12.45            $12.08
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                        (3.32)%          28.45%          (43.53)%           3.06%             9.22%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $3,738           $4,969           $5,723          $14,046           $10,691
------------------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
    Expenses(2)                                      2.34%            2.87%            2.46%            2.11%             2.25%
    Net investment loss                             (1.20)           (1.25)           (0.63)           (0.34)            (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                20%             153%              97%              99%               78%
------------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the expense ratios for Class A shares would have been 2.16%.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                55

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended October 31:


                                                                                   Class B Shares
                                                     ------------------------------------------------------------------------------
Emerging Markets Portfolio                           2000(1)          1999(1)          1998(1)          1997(1)            1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                    $8.72            $6.85           $12.21           $11.95            $11.02
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss(2)                            (0.23)           (0.17)           (0.14)           (0.14)            (0.10)
    Net realized and unrealized gain (loss)           (0.12)            2.04            (5.22)            0.40              1.03
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   (0.35)            1.87            (5.36)            0.26              0.93
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                                --               --               --               --                --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      --               --               --               --                --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $8.37            $8.72            $6.85           $12.21            $11.95
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                          (4.01)%          27.30%          (43.90)%           2.18%             8.44%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                       $4,504           $5,591           $5,994          $18,107           $13,062
-----------------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
    Expenses(2)                                        3.10%            3.63%            3.24%            2.88%             3.06%
    Net investment loss                               (1.96)           (2.11)           (1.42)           (1.00)            (0.94)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  20%             153%              97%              99%               78%
-----------------------------------------------------------------------------------------------------------------------------------
(1)    Per share amounts have been calculated using the monthly average shares method.

(2) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the expense ratio for Class B shares would have been 2.97%.


--------------------------------------------------------------------------------
56                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended October 31:


                                                                                       Class L Shares
                                                   --------------------------------------------------------------------------------
Emerging Markets Portfolio                          2000(1)          1999(1)          1998(1)(2)          1997(1)          1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                 $8.71            $6.84           $12.22              $11.95           $11.02
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss(3)                         (0.22)           (0.16)           (0.15)              (0.15)           (0.10)
    Net realized and unrealized gain (loss)        (0.13)            2.03            (5.23)               0.42             1.03
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (0.35)            1.87            (5.38)               0.27             0.93
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                             --               --               --                  --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --               --               --                  --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $8.36            $8.71            $6.84              $12.22           $11.95
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                       (4.02)%          27.34%          (44.03)%              2.26%            8.44%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $1,699           $1,762           $1,543              $4,332           $2,448
-----------------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
    Expenses(3)                                     3.10%            3.62%            3.31%               2.86%            3.02%
    Net investment loss                            (1.96)           (2.10)           (1.47)              (1.03)           (0.92)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               20%             153%              97%                 99%              78%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)    On June 12, 1998, Class C shares were renamed Class L shares.

(3) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced fees incurred. If the credits were taken into consideration, the expense ratio for Class L shares would have been 2.92%.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               57

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each share of capital stock outstanding throughout the year ended October 31:


                                                                     Class Y Shares
                                                    ------------------------------------------------------
Emerging Markets Portfolio                            2000(1)            1999(1)            1998(1)(2)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $9.12              $7.07             $12.16
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss                              (0.09)             (0.07)             (0.01)
    Net realized and unrealized gain (loss)          (0.17)              2.12              (5.08)
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (0.26)              2.05              (5.09)
----------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                               --                 --                 --
----------------------------------------------------------------------------------------------------------
Total Distributions                                     --                 --                 --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $8.86              $9.12              $7.07
----------------------------------------------------------------------------------------------------------
Total Return                                         (2.85)%            29.00%            (41.86)%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $1,631             $1,414               $709
----------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
    Expenses                                          1.93%              2.32%              1.89%+
    Net investment loss                              (0.79)             (0.80)             (0.16)+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 20%               153%                97%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)    For the period from March 10, 1998 (inception date) to October 31, 1998.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+      Annualized.



--------------------------------------------------------------------------------
58                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                                     Class A Shares
                                                  ------------------------------------------------------------------------------
Pacific Portfolio                                   2000(1)          1999(1)          1998(1)          1997           1996(1)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $11.80            $6.73            $8.46           $10.18         $10.07
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss(2)                         (0.10)           (0.05)           (0.12)           (0.17)         (0.14)
    Net realized and unrealized gain (loss)        (4.11)            5.12            (1.61)           (1.55)          0.25
--------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (4.21)            5.07            (1.73)           (1.72)          0.11
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                          (0.15)              --               --               --             --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.15)              --               --               --             --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $7.44           $11.80            $6.73            $8.46         $10.18
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                      (36.25)%          75.33%          (20.45)%         (16.90)%         1.09%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $2,091           $4,905           $1,788           $4,750         $4,929
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(2)                                     1.47%            1.72%            3.47%            3.37%          2.64%
    Net investment loss                            (0.87)           (0.64)           (1.66)           (2.36)         (1.38)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               88%             128%             135%             154%            86%
--------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager waived all or part of its fees for the years ended October 31, 2000 and October 31, 1999. In addition, the Manager agreed to reimburse the Pacific Portfolio for $49,424 of the Portfolio's expenses for the year ended October 31, 1999. If such fees and expenses were not waived or reimbursed, the per share effect on net investment loss and the expense ratios would have been as follows:

                    Per Share Decreases to               Expense Ratios
                     Net Investment Loss               Without Fee Waivers
                   ------------------------           ---------------------
                    2000              1999             2000           1999
                   ------            ------           ------         ------
Class A            $0.09             $0.13             2.27%          3.39%

In addition, during the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the expense ratio for Class A shares would have been 2.51%.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               59

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                                 Class B Shares
                                                  ---------------------------------------------------------------------------------
Pacific Portfolio                                   2000(1)          1999(1)          1998(1)          1997           1996(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $11.31            $6.51            $8.25           $10.01          $9.99
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss(2)                         (0.18)           (0.14)           (0.22)           (0.27)         (0.23)
    Net realized and unrealized gain (loss)        (3.96)            4.94            (1.52)           (1.49)          0.25
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (4.14)            4.80            (1.74)           (1.76)          0.02
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                          (0.03)              --               --               --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.03)              --               --               --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $7.14           $11.31            $6.51            $8.25         $10.01
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                      (36.73)%          73.73%          (21.09)%         (17.58)%         0.20%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $2,009           $3,633           $2,159           $3,558         $4,009
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(2)                                     2.25%            2.64%            4.45%            4.24%          3.65%
    Net investment loss                            (1.61)           (1.62)           (3.14)           (3.07)         (2.26)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               88%             128%             135%             154%            86%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager waived all or part of its fees for the years ended October 31, 2000 and October 31, 1999. In addition, the Manager agreed to reimburse the Pacific Portfolio for $49,424 of the Portfolio's expenses for the year ended October 31, 1999. If such fees and expenses were not waived or reimbursed, the per share effect on net investment loss and the expense ratios would have been as follows:


                    Per Share Decreases to               Expense Ratios
                     Net Investment Loss               Without Fee Waivers
                   ------------------------           ---------------------
                    2000              1999             2000           1999
                   ------            ------           ------         ------
Class B            $0.09              $0.13           3.05%          4.31%

In addition, during the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the expense ratio for Class B shares would have been 3.47%.


--------------------------------------------------------------------------------
60                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                                    Class L Shares
                                                  ---------------------------------------------------------------------------------
Pacific Portfolio                                   2000(1)          1999(1)          1998(1)(2)         1997           1996(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $11.27            $6.48            $8.21              $9.98          $9.95
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss(3)                         (0.18)           (0.12)           (0.20)             (0.27)         (0.24)
    Net realized and unrealized gain (loss)        (3.94)            4.91            (1.53)             (1.50)          0.27
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (4.12)            4.79            (1.73)             (1.77)          0.03
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                          (0.06)              --               --                 --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.06)              --               --                 --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $7.09           $11.27            $6.48              $8.21          $9.98
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                      (36.78)%          73.92%          (21.07)%           (17.74)%         0.30%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $2,185           $4,375             $982             $1,493         $1,612
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(2)                                     2.25%            2.38%            4.28%              4.44%          3.46%
    Net investment loss                            (1.65)           (1.44)           (2.90)             (3.21)         (2.22)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               88%             128%             135%               154%            86%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)    On June 12, 1998, Class C shares were renamed Class L shares.

(3)    The Manager waived all or part of its fees for the years ended
       October 31, 2000 and October 31, 1999. In addition, the Manager agreed to reimburse the Pacific Portfolio for $49,424 of the Portfolio's expenses for the year ended October 31, 1999. If such fees and expenses were not waived or reimbursed, the per share effect on net investment loss and the expense ratios would have been as follows:

                    Per Share Decreases to               Expense Ratios
                     Net Investment Loss               Without Fee Waivers
                   ------------------------           ---------------------
                    2000              1999             2000           1999
                   ------            ------           ------         ------
Class L            $0.08             $0.13            3.05%          4.04%

In addition, during the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the expense ratio for Class L shares would have been 3.29%.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               61

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of

Smith Barney World Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Global Government Bond, European, Emerging Markets, and Pacific Portfolios of Smith Barney World Funds, Inc. as of
October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Government Bond, European, Emerging Markets, and Pacific Portfolios of Smith Barney World Funds, Inc. as of October 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                                                        KPMG LLP

New York, New York
December 11, 2000


--------------------------------------------------------------------------------
62                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------
For Federal tax purposes, the Smith Barney World Funds, Inc. hereby designates for the fiscal year ended October 31, 2000:

       o  Long term capital gain distributions paid:

                European Portfolio            $4,140,556

Percentage of ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

          Global Government Bond Portfolio          8.20%


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               63

                     (This page intentionally left blank.)

Smith Barney
World Funds, Inc.

Directors
Victor Atkins
Abraham E. Cohen
Robert A. Frankel
Michael Gellert
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers
Maurits E. Edersheim
Chairman of the Fund
& Advisory Director

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

James B. Conheady
Vice President

David Ishibashi
Vice President

Denis P. Mangan
Vice President

Jeffrey J. Russell
Vice President

Rein W. van der Does
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Manager
SSB Citi Fund Management LLC

Distributor
Salomon Smith Barney Inc.

Custodian
The Chase Manhattan Bank, N.A.

Transfer Agent
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of the shareholders of Smith Barney World Funds, Inc.-- Global Government, European, Emerging Markets and Pacific Portfolios, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

Salomon Smith Barney
----------------------------
A member of citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
World Funds, Inc.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013


www.smithbarney.com/mutualfunds

FD01358 12/00